 AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1999

                                          SECURITIES ACT FILE NO.   333-84991
                                  INVESTMENT COMPANY ACT FILE NO.   811-09539

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]


                    Pre-Effective Amendment No.      3             [X]
                                                -----------

                    Post-Effective Amendment No.                   [ ]
                                                -----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                    Amendment No.       3                          [X]
                                 ---------------


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               (Exact Name of Registrant as Specified in Charter)

                     ONE FINANCIAL CENTER, BOSTON, MA 02111

                    (Address of Principal Executive Offices)


                                 (617) 426-3750

              (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                                                          Copies to
William J. Ballou, Esq.                        John M. Loder, Esq.                        Gary Schpero, Esq.
Colonial Management Associates, Inc.           Ropes & Gray                               Simpson Thacher & Bartlett
One Financial Center                           One International Place                    425 Lexington Avenue
Boston, Massachusetts 02111-2621               Boston, Massachusetts 02110-2624           New York, New York 10017-3954


                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):
  [ ] when declared effective pursuant to Section 8(c)



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT BEING         OFFERING PRICE PER    AGGREGATE OFFERING    AMOUNT OF
BEING REGISTERED       REGISTERED (1)       UNIT (1)              PRICE (1)             REGISTRATION FEE (2)
---------------------- -------------------- --------------------- --------------------- --------------------
Common Shares,         1,500,000            $15.00                $22,500,000           $6,255
No Par Value
Per Share

(1) Estimated solely for purposes of calculating the registration fee.

(2) $278 of the fee was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                   COLONIAL NEW YORK INSURED MUNICIPAL FUND

                              CROSS REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-2

PART A
ITEM NO.            ITEM CAPTION                                                      PROSPECTUS CAPTION

1.................  Outside Front Cover                                Front Cover Page
2.................  Inside Front and Outside Back Cover Page           Front and Back Cover Page
3.................  Fee Table and Synopsis                             Prospectus Summary; Summary of Fund
                                                                           Expenses
4.................  Financial Highlights                               Not Applicable
5.................  Plan of Distribution                               Front Cover Page; Prospectus Summary;
                                                                           Underwriting
6.................  Selling Shareholders                               Not Applicable
7.................  Use of Proceeds                                    Use of Proceeds; Investment Objective and
                                                                           Policies
8.................  General Description of the Registrant              Prospectus Summary; The Fund;
                                                                           Investment Objective and Policies; Use
                                                                           of Leverage and Related Risks; Additional
                                                                           Risk Considerations; How the Fund Manages
                                                                           Risk; Management of the Fund; Description
                                                                           of Shares; Certain Provisions in the
                                                                           Declaration of Trust
9.................  Management                                         Management of the Fund; Custodian,
                                                                           Transfer Agent, Dividend Disbursing Agent
                                                                           and Registrar
10 ...............  Capital Stock, Long-Term Debt,                     Net Asset Value; Distributions; Dividend
                    and Other Securities                                   Reinvestment Plan; Description of
                                                                           Shares; Repurchase of Common
                                                                           Shares; Conversion to Open-End Fund;
                                                                           Tax Matters
11 ...............  Defaults and Arrears on Senior Securities          Not Applicable
12 ...............  Legal Proceedings                                  Not Applicable
13 ...............  Table of Contents of the                           Table of Contents for the
                    Statement of Additional Information                    Statement of Additional Information

PART B                                                                 STATEMENT OF ADDITIONAL
ITEM NO.           ITEM CAPTION                                          INFORMATION CAPTION

14 ...............  Cover Page                                         Cover Page
15................  Table of Contents                                  Table of Contents
16 ...............  General Information and History                    Not Applicable
17 ...............  Investment Objective and Policies                  Investment Objectives and Policies;
                                                                           Miscellaneous Investment Practices
18 ...............  Management                                         Management of the Fund
19 ...............  Control Persons and Principal                      Management of the Fund
                         Holders of Securities
20 ...............  Investment Advisory and Other Services             Fund Charges and Expenses; Management
                                                                           of the Fund; Custodian; Independent
                                                                           Accountants
21 ...............  Brokerage Allocation and Other Practices           Fund Charges and Expenses; Portfolio
                                                                           Transactions
22 ...............  Tax Status                                         Tax Matters
23 ...............  Financial Statements                               Financial Statements


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
     Supplement to the Prospectus and Statement of Additional Information,


                Subject to Completion, dated September 27, 1999



                 SUBJECT TO COMPLETION, DATED NOVEMBER 4, 1999



THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



1. The sections "Investment Advisor" in the Prospectus Summary and "Management of the Fund -- Management Agreement" in the Prospectus and the section "Fund Charges and Expenses" in the Statement of Additional Information are hereby modified to indicate that the Advisor, Colonial Management Associates, Inc., has agreed to waive all of its management fee for the period from the commencement of the Fund's operations through January 1, 2001 and to indicate that the Advisor has agreed to waive 0.30% of its management fee from January 2, 2001 through November 30, 2001 (on an annualized basis for this period) and for each fiscal year thereafter through the fiscal year ending November 30, 2004.



2. In connection with the fee waiver described above, the section "Summary of Fund Expenses" in the Prospectus is hereby deleted and replaced with the following:



                            SUMMARY OF FUND EXPENSES



     The following table assumes the issuance of municipal preferred shares in an amount equal to 38% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets:



                                                              PERCENTAGE
                                                               OF TOTAL
                                                              NET ASSETS
                                                              ----------
Shareholder Transaction Expenses Sales Load (as a percentage
  of offering price)........................................     4.50%
Dividend Reinvestment Plan Fees.............................     None



                                                                   PERCENTAGE OF        PERCENTAGE
                                                              NET ASSETS ATTRIBUTABLE    OF TOTAL
                                                                 TO COMMON SHARES       NET ASSETS
                                                              -----------------------   ----------
Annual Expenses
Management Fees.............................................            1.05%              0.65%
  Fee Waiver (Year 1).......................................           (1.05)%            (0.65)%
                                                                       -----              -----
Net Management Fees.........................................            0.00%              0.00%
Other Expenses..............................................            1.52%              0.88%
  Expense Reimbursement (Year 1)............................           (1.20)%            (0.68)%
                                                                       =====              =====
Total Net Annual Expenses...................................            0.32%              0.20%
                                                                       =====              =====



The Advisor has agreed to waive the Fund's management fees in the following amounts, expressed as a percentage of average weekly total net assets (on an annualized basis): 0.65% from the commencement of the Fund's operations through January 1, 2001, 0.30% for the period from January 2, 2001 through the end of the Fund's fifth full fiscal year (November 30, 2004), 0.25% in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year 10. In addition, the Advisor has agreed at least through November 30, 2000 to reimburse any of the Fund's Other Expenses in excess of 0.20% per annum. Without the waiver and reimbursement, "Total Net Annual Expenses" would be estimated to be 1.53% of average weekly total net assets and 2.57% of average weekly net assets attributable to Common Shares. The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Common Share (0.2% of offering price).



     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues 1,500,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."



     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares assuming (1) total net annual expenses of 0.20% of total net assets and 0.32% of net assets attributable to Common Shares in year 1 and total net annual expenses of 1.23% and 2.09%, respectively, in years 2 through 5, increasing to 1.48% and 2.49%, respectively, in year 10 and (2) a 5% annual return: (1)



Expenses Based on a Percentage Of



                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS (2)
                                                           ------   -------   -------   ------------
Total Net Assets.........................................   $47       $73      $100         $188
Net Assets Attributable to Common Shares.................   $49       $92      $138         $278


---------------

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that the waiver of fees and expenses decrease as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.



(2) Assumes waiver of management fees and expenses of 0.25% of average weekly net assets in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year 10 and a reimbursement of 0.68% per annum of Other Expenses in year 1, but no expense reimbursement in years 2 through 10. The Advisor has not agreed to waive any portion of the Fund's management fees beyond November 30, 2009 and has not agreed to reimburse any portion of the Fund's expenses beyond October 31, 2000.



3. In the Prospectus, the sections "No Prior History" on the cover page, "Listing" in the Prospectus Summary and "Description of Shares -- Common Shares" are hereby modified to indicate that the Fund has applied for, and expects the Common Shares to be listed on, the American Stock Exchange rather than the New York Stock Exchange.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 1999

PROSPECTUS
                                    SHARES
                   COLONIAL NEW YORK INSURED MUNICIPAL FUND
                                COMMON SHARES
                               $15.00 PER SHARE

                                --------------

     Investment Objective. The Fund is a newly organized, closed-end, nondiversified management investment company. The Fund's investment objective is to provide current income generally exempt from regular federal and New York state income tax.

     Portfolio Contents. The Fund will invest its assets in a nondiversified portfolio of bonds and notes that generally are issued by or on behalf of New York state and local governmental units whose interest is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and New York state income taxes. At least 80% of the Fund's total assets will normally be invested in municipal bonds rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or comparably rated by any other nationally recognized statistical rating agency), or bonds that are unrated but judged to be of comparable quality by the Fund's investment advisor. At least 65% of the Fund's total assets will normally be invested in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated
                                                   (continued on following page)

     THESE SECURITIES INVOLVE RISKS.   SEE "ADDITIONAL RISK CONSIDERATIONS"
BEGINNING ON PAGE 30.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     TOTAL ASSUMING          TOTAL ASSUMING
                                                     NO EXERCISE OF         FULL EXERCISE OF
                                     PER SHARE    OVERALLOTMENT OPTION    OVERALLOTMENT OPTION
                                     ---------    --------------------    --------------------
Public Offering Price                 $15.000          $                       $
Sales Load                            $ 0.675          $                       $
Proceeds to the Fund                  $14.325          $                       $


     The underwriters are offering the common shares subject to various
conditions. The underwriters may purchase up to an additional           Common
Shares at the initial public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. The underwriters
expect to deliver the common shares to purchasers on or about             ,
1999.
                                --------------

SALOMON SMITH BARNEY
                          A.G. EDWARDS & SONS, INC.
                                                       PAINEWEBBER INCORPORATED
          , 1999

(continued from previous page)

by any other nationally recognized statistical rating agency, or, if not rated, deemed by the Fund's investment advisor to be of comparable quality. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "Investment Objective and Policies." The Fund's investments in these lower quality bonds and notes involve special risks. The Fund's net asset value and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of New York municipal issuers. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which may be considered a speculative investment technique. An investment in the Fund is not appropriate for all investors. The Fund is designed for individual investors who are residents of New York for tax purposes. The Fund cannot assure you that it will achieve its investment objective. See "Investment Objective and Policies." A substantial portion of the Fund's income may be subject to the federal alternative minimum tax. In addition, distributions of net capital gain and taxable income will be subject to tax. See "Tax Matters."

     No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering. We have applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "CXN".

     Municipal Preferred Shares. In a separate offering, the Fund intends to offer preferred shares, called "Municipal Preferred Shares," for which potential investors in that offering will receive a different prospectus. The Municipal Preferred Shares are not being offered in this prospectus. The Fund expects that the Municipal Preferred Shares will represent about 38% of the Fund's capital. The issuance of Municipal Preferred Shares will leverage your common shares, meaning that the issuance of the Municipal Preferred Shares may cause you to receive a larger return or loss on your common shares than you would have received without the issuance of the Municipal Preferred Shares. Leverage involves special risks, but also affords an opportunity for greater return. There is no assurance that the Fund's leveraging strategy will succeed. See "Use of Leverage and Related Risks" and "Description of Shares."

     The underwriters named in this prospectus may purchase up to additional common shares from the Fund under certain circumstances.

     Colonial Management Associates, Inc., the Fund's investment advisor, has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per common share.

     This prospectus contains important information about the Fund. You should read this prospectus before deciding whether to invest and you should retain it
for future reference. A Statement of Additional Information, dated             ,
1999, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 50 of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-426-3750. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission web site (http://www.sec.gov).

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               ----------------

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.......................................................     4
Summary of Fund Expenses.................................................    13
The Fund.................................................................    14
Use of Proceeds..........................................................    14
Investment Objective and Policies........................................    14
Use of Leverage and Related Risks........................................    27
Additional Risk Considerations...........................................    30
How the Fund Manages Risk................................................    35
Management of the Fund...................................................    37
Net Asset Value..........................................................    38
Distributions............................................................    39
Dividend Reinvestment Plan...............................................    39
Description of Shares....................................................    41
Certain Provisions in the Declaration of Trust...........................    43
Repurchase of Common Shares; Conversion to Open-End Fund.................    43
Tax Matters..............................................................    44
Underwriting.............................................................    47
Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar.......    49
Legal Opinions...........................................................    49
Table of Contents for the Statement of Additional Information............    50


                               ----------------

     Until             , 1999 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND.......................   Colonial New York Insured Municipal Fund is a
                                  newly organized, closed-end, nondiversified management investment company. Throughout this prospectus, we refer to Colonial New York
                                  Insured Municipal Fund simply as the "Fund" or as "we," "us" or "our." See "The Fund."

THE OFFERING...................   The Fund is offering           common shares
                                  of beneficial interest at $15.00 per share through a group of underwriters (the
                                  "Underwriters") led by Salomon Smith Barney
                                  Inc. The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus. You must purchase at least 100
                                  Common Shares. The Fund has given the
                                  Underwriters an option to purchase up to
                                                 additional Common Shares to
                                  cover orders in excess of
                                  Common Shares. See "Underwriting."

INVESTMENT OBJECTIVE...........   The Fund's investment objective is to provide
                                  current income generally exempt from regular federal and New York state income taxes. The
                                  Fund will invest its assets in a
                                  nondiversified portfolio of municipal bonds issued by or on behalf of the State of New
                                  York or its political subdivisions, agencies, authorities or instrumentalities. Under normal circumstances, the Fund will invest substantially all (at least 80%) of its total assets in debt securities, the interest on which is, in the opinion of issuer's counsel
                                  (or on the basis of other reliable authority), exempt from regular federal income and New
                                  York state income taxes ("New York Municipal
                                  Obligations"). At least 65% of the Fund's total assets will normally be invested in New
                                  York Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Each insured New York Municipal Obligation in the
                                  Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund.

                                  At least 80% of the Fund's total assets will normally be invested in New York Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("Standard & Poor's") or comparably rated by any other nationally recognized statistical rating organization ("Rating Agency")), or, if unrated, determined by the Advisor to be of at least investment grade quality. The Fund may invest up to 20% of its total assets in New York Municipal Obligations rated Ba or B by Moody's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  or BB or B by Standard & Poor's or comparably rated by another Rating Agency and unrated municipal bonds considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B by Moody's or Standard & Poor's or comparably rated by another Rating Agency. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." These lower-rated securities involve special risks, including greater sensitivity to a general economic downturn and less secondary market trading. Under normal conditions, the Fund will invest primarily in long-term New York Municipal Obligations (i.e., over 10 years). The Fund may, however, invest in New York Municipal Obligations without regard to maturity or duration. The Fund may also purchase and sell financial futures and tax-exempt bond index futures contracts ("index futures") to hedge against changes caused by changing interest rates or changes in the market value of Municipal Obligations that are in its portfolio or that it intends to acquire. The Fund may also attempt to hedge by purchasing and writing put and call options on financial futures, tax-exempt bond indices and index futures. See "Investment Objective and Policies -- Hedging Activities." Some of the securities in which the Fund invests may include "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Until the Fund is fully invested (approximately two to three months after the completion of the offering), the Fund may invest up to 20% of its total assets in inverse floating rate municipal bonds ("inverse floaters"). An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that it will attain its investment objective. See "Investment Objective and Policies."

SPECIAL CONSIDERATIONS.........   The Fund expects that a portion of its
                                  investments will pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of capital gain and taxable income will be subject to tax. See "Tax
                                  Matters."

PROPOSED OFFERING OF MUNICIPAL
  PREFERRED SHARES.............   Subject to market conditions, approximately
                                  one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("Municipal
                                  Preferred Shares") representing approximately
                                  38% of the Fund's capital after their
                                  issuance. The issuance of Municipal Preferred
                                  Shares will leverage your investment in the Common Shares. Leverage involves special risks. There is no assurance that the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Fund's leveraging strategy will be successful. The money the Fund obtains by selling the Municipal Preferred Shares will be invested in long-term municipal bonds which will generally pay fixed rates of interest over the life of the bond. The Municipal Preferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds Municipal Preferred Share dividend rates as reset periodically, the investment of the proceeds of the Municipal Preferred Shares will generate more income than will be needed to pay dividends on the Municipal Preferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of Municipal Preferred Shares will result in a higher yield on your Common Shares. Once Municipal Preferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Use of Leverage and Related Risks" and "Description of Shares -- Municipal Preferred Shares."

INVESTMENT ADVISOR.............   Colonial Management Associates, Inc. (the
                                  "Advisor") will be the Fund's investment advisor. The Advisor will receive an annual fee, payable monthly, in a maximum amount equal to 0.65% of the Fund's average weekly total net assets (including assets attributable to any Municipal Preferred Shares that may be outstanding). The Advisor has agreed to waive the Fund's fees and expenses in the amount of 0.30% of the Fund's average weekly total net assets for the first five years of the Fund's operations (through
                                  November 30, 2004), and in a declining amount for an additional five years (through November
                                  30, 2009). The Advisor is a wholly-owned subsidiary of Liberty Funds Group LLC, which is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company. See
                                  "Management of the Fund."

DISTRIBUTIONS..................   The Fund's policy will be to make monthly
                                  distributions to Common Shareholders.
                                  Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution will vary. The initial distribution to Common Shareholders is expected to be paid approximately 60 days after the completion of this offering. See
                                  "Distributions," "Dividend Reinvestment Plan" and "Use of Proceeds."

DIVIDEND REINVESTMENT PLAN.....   The Fund has established a Dividend
                                  Reinvestment Plan (the "Plan"). Under the
                                  Plan, all distributions will be automatically reinvested in additional Common Shares, unless the Common Shareholder elects to receive cash.
                                  Common Shares issued under the Plan will either be purchased in the open market or, if

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                                        6

--------------------------------------------------------------------------------
                                  the Common Shares are trading at or above their net asset value, newly issued by the Fund. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact their broker or nominee to determine whether or how they may participate in the Plan. See "Dividend Reinvestment Plan."

LISTING........................   We have applied for listing of the Common
                                  Shares on the New York Stock Exchange under the trading or "ticker" symbol of "CXN". See
                                  "Description of Shares -- Common Shares."

CUSTODIAN, DIVIDEND DISBURSING
AGENT, TRANSFER AGENT AND
  REGISTRAR....................   The Chase Manhattan Bank will serve as
                                  custodian of the Fund's assets. EquiServe will serve as the Fund's dividend disbursing agent, transfer agent and registrar. See "Custodian, Dividend Disbursing Agent, Transfer Agent and
                                  Registrar."

MARKET PRICE OF SHARES.........   Shares of closed-end investment companies
                                  frequently trade at prices lower than their net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in municipal bonds have sometimes traded at prices higher than net asset value and at other times have traded at prices lower than net asset value. The Fund cannot assure you that the Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See
                                  "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity, and market supply and demand.
                                  See "Use of Leverage and Related Risks,"
                                  "Additional Risk Considerations," "Description of Shares," "Repurchase of Fund Shares;
                                  Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The
                                  Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK CONSIDERATIONS....   NO OPERATING HISTORY.  The Fund is a newly
                                  organized closed-end investment company with no history of operations.

                                  INTEREST RATE AND MARKET RISK. When market interest rates fall, bond prices generally rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Conversely, the values of lower-rated and comparable unrated securities are less likely than those of investment grade or comparable unrated debt securities to fluctuate inversely with changes in interest

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  rates. Because the Fund will invest primarily in long-term bonds (i.e., over 10 years), the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than bonds that make regular interest payments. Because the Fund may invest in these types of debt securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

                                  Although insurance on the Municipal
                                  Obligations will reduce the credit risk to which the Fund is subject by guaranteeing the timely payment of principal at maturity and interest, it will not protect against fluctuations in the value of the Municipal Obligations held by the Fund or the value of the Fund's shares caused by changes in interest rates or other factors.

                                  LOWER-RATED SECURITIES. The Fund may invest in municipal bonds rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated by another Rating Agency or unrated but judged by the Advisor to be of comparable quality. These bonds generally involve greater risk of nonpayment of principal and interest than securities in higher rating categories. The possibility of defaults by or bankruptcies of issuers of these securities causes, in part, this principal and interest risk and may result in nonpayment of principal or interest or restructuring of the debt obligation and, possibly, a reduction in the Fund's net asset value. Municipal bonds rated Ba/BB or below are regarded as predominantly speculative in character. While such securities may have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions are expected to outweigh such characteristics. With respect to lower-rated or unrated tax-exempt securities, the Fund may rely more on the judgment, analysis and experience of the Advisor than it will with respect to investment grade securities.

                                  In evaluating the creditworthiness of a
                                  security, whether rated or unrated, the
                                  Advisor may consider, among other things, the following factors:

                                       - the issuer's financial resources;

                                       - the issuer's sensitivity to economic
                                         conditions and trends;

                                       - any operating history of and the
                                         community support for the facility, if
                                         any, financed by the issue;

                                       - the ability of the issuer's management;
                                         and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       - regulatory matters.

                                  INCOME RISK. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Fund could drop over time as well if the Fund purchases securities paying lower rates of interest. This risk is magnified when prevailing short-term interest rates increase or when the Fund holds residual interest municipal bonds.

                                  CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. If that were to happen, it would decrease the Fund's dividends.

                                  CREDIT RISK. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund expects to invest in lower rated or unrated municipal bonds. The prices of these lower rated bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-rated securities.

                                  LIQUIDITY RISK.  The Fund may invest in
                                  securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell them if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, this limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

                                  LEVERAGE RISK. The proposed use of leverage through a future issuance of preferred shares by the Fund could create an opportunity for increased net income, but could also create special risks. The Fund intends to use leverage to provide the holders of Common Shares with a potentially higher return, but its leveraging strategy may not be successful. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of the net asset value and market price of the Common Shares.

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                                        9

--------------------------------------------------------------------------------
                                  The use of leverage also entails the risk that fluctuations in dividend rates on any preferred shares may affect the return to Common Shareholders. The Fund anticipates that preferred share dividends will be based on the yields of short-term Municipal Obligations, while the proceeds of any preferred share offering will be invested in longer-term Municipal Obligations, which typically have higher yields. If the income derived from the purchased securities exceeds the cost of leverage (i.e., the dividends paid on the Municipal Preferred Shares), the Fund's return would be greater than if leverage had not been used. Conversely, if the income from the purchased securities is not sufficient to cover the cost of leverage, the return to the Fund would be less than if leverage had not been used. A decrease in the Fund's returns would reduce the amounts available for distribution to Common Shareholders as dividends and other distributions. The Advisor in its best judgment may determine to maintain the Fund's leveraged position, even if the Fund's distributions to Common Shareholders are reduced, if it deems such action to be appropriate under the circumstances.

                                  Under current federal income tax law, the Fund is required to allocate a portion of any capital gains or other taxable income to holders of preferred shares. The Fund intends to pay to any preferred shareholders additional dividends intended to compensate them for taxes payable on any capital gains or other taxable income allocated to the preferred shares. These additional dividends will reduce the amount available for distribution to the Common Shareholders. Also, as discussed under "Management of the Fund," the fee paid to the Advisor will be calculated on the basis of the Fund's average daily net assets, including proceeds from the issuance of preferred shares. Therefore, these fees will be higher when leverage is utilized. See "Use of Leverage and Related Risks."

                                  The Fund currently intends to seek an
                                  investment grade rating on any preferred shares it may issue from one or more Rating Agencies. The Fund may be subject to investment restrictions of one or more Rating Agencies as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940 (the "Investment Company Act" or "1940 Act"). The Advisor does not anticipate that these covenants or guidelines will impede it in managing the Fund's portfolio in accordance with the Fund's investment objective and policies. See "Description of Shares -- Municipal Preferred Shares."

                                  HEDGING AND OTHER INVESTMENTS. The Fund may attempt to hedge against changes in interest rates by engaging in transac-

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                                       10

--------------------------------------------------------------------------------
                                  tions involving interest rate futures
                                  contracts, or "financial futures," index futures and options on financial futures, tax-exempt indices and index futures. The costs of and possible losses incurred from these transactions may reduce the Fund's current return. There can be no assurance that the Fund will engage in hedging transactions or that suitable hedging transactions will be available or, if available, effective. See "Investment Objective and Policies -- Hedging Activities."

                                  The Fund's use of residual interest municipal bonds, or "inverse floaters," exposes the Fund to special risks and may amplify the effects of leverage. For example, during periods of rising short-term interest rates, the Fund's investment in inverse floaters may decrease the Fund's income and distributions to Common Shareholders. In addition, such transactions may result in the Fund earning taxable income or gains. The Fund does not, however, expect to invest in inverse floaters once the Fund is fully invested (approximately two to three months after completion of the offering). See "Investment Objective and Policies."

                                  MUNICIPAL BOND MARKET RISK. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

                                  PORTFOLIO INSURANCE RESTRICTIONS. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more insurance companies which may issue portfolio insurance to the Fund. It is not anticipated that these guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                                  CONCENTRATION IN NEW YORK ISSUERS. The Fund's policy of investing primarily in New York Municipal Obligations makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See "Additional Risk Considerations -- Certain Risks Associated with Investments in New York Municipal Obligations' in this prospectus and "Appendix B -- Special Considerations Relating to New York" in the Statement of Additional Information.

                                  NONDIVERSIFICATION. The Fund has registered as a "nondiversified" investment company under the 1940 Act. This means that,

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                                       11

--------------------------------------------------------------------------------
                                  as limited by federal income tax
                                  considerations, the Fund, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                  ALTERNATIVE MINIMUM TAX AND OTHER TAX
                                  CONSIDERATIONS. Interest on certain "private activity" municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax ("AMT"). In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal AMT. There is no specific limitation on the amount of the Fund's assets that may be invested in municipal obligations that pay interest that is treated as a tax preference item. Accordingly, an investment in the Fund may not be appropriate for investors who are already subject to the federal AMT or who would become subject thereto as a result of owning Common Shares. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income and capital gain distributions will be taxable as long-term capital gain. See "Distributions" and "Tax Matters."

                                  ANTI-TAKEOVER PROVISIONS.  The Agreement and
                                  Declaration of Trust of the Fund (the
                                  "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions of the Declaration of Trust could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over their then current market price.

--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES

     The following table assumes the issuance of Municipal Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

                                                              PERCENTAGE
                                                               OF TOTAL
                                                              NET ASSETS
                                                              ----------

Shareholder Transaction Expenses
 Sales Load (as a percentage of offering price).............     4.50%
Dividend Reinvestment Plan Fees.............................     None

                                                                   PERCENTAGE OF         PERCENTAGE
                                                              NET ASSETS ATTRIBUTABLE     OF TOTAL
                                                                 TO COMMON SHARES        NET ASSETS
                                                              -----------------------    ----------

Annual Expenses
  Management Fees...........................................            1.05%               0.65%
  Fee and Expense Waiver (Years 1-5)........................           (0.48)%*            (0.30)%*
                                                                       -----               -----
Net Management Fees.........................................            0.57%*              0.35%*
Other Expenses..............................................            0.32%*              0.20%
                                                                       =====               =====
Total Net Annual Expenses...................................            0.89%*              0.55%*
                                                                       =====               =====

---------------
* The Advisor has agreed to waive the Fund's fees and expenses in the following amounts, expressed as a percentage of average weekly net assets: 0.30% for the first 5 years of the Fund's operations, 0.25% in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year 10. Without the waiver, "Total Net Annual Expenses" would be estimated to be 0.85% of average weekly total net assets and 1.37% of average weekly net assets attributable to Common Shares. The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Common Share (0.2% of offering price).

     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's
first year of operations and assume that the Fund issues        Common Shares.
See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 0.55% of total net assets and 0.89% of net assets attributable to Common Shares in years 1 through 5, increasing to 0.85% and 1.37%, respectively, in year 10 and (2) a 5% annual return:(l)

Expenses Based on a Percentage Of:

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS(2)
                                                         ------    -------    -------    -----------

Total Net Assets.......................................   $51        $65       $ 80         $132
Net Assets Attributable to Common Shares...............   $61        $94       $129         $229

---------------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that the waiver of fees and expenses decrease as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of fees and expenses of 0.25% of average weekly net assets in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year
    10. The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

                                    THE FUND

     The Fund is a recently organized, closed-end, nondiversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on August 10, 1999, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at One Financial Center, Boston, MA 02111, and its telephone number is (617) 426-3750.

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately
$          ($          if the Underwriters exercise the overallotment option in
full) after payment of the estimated organization and offering costs. The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide current income exempt from regular federal and New York state income taxes. This income will be earned by investing primarily in investment grade municipal obligations issued by or on behalf of the State of New York or its political subdivisions, agencies, authorities and instrumentalities. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on the Advisor's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. The Fund is designed for investors who are residents of New York for tax purposes.

     During normal market conditions, substantially all of the Fund's total assets (at least 80%) will be invested in debt obligations, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and New York state personal income taxes ("New York Municipal Obligations"). At least 80% of the Fund's total assets will normally be invested in New York Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("Standard & Poor's")) or comparably rated by any other nationally recognized statistical rating organization ("Rating Agency")) or, if unrated, determined by the Advisor to be of at least investment grade quality. At least 65% of the Fund's total assets will normally be invested in New York Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Each insured New York Municipal Obligation in the Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund. From time to time, the Fund may hold a significant amount of Municipal Obligations not rated by a Rating Agency. Under normal conditions, the Fund will invest primarily in long-term New York Municipal Obligations (i.e., over 10 years). The Fund may, however, invest in New York Municipal Obligations without regard to maturity or duration.

     The Fund may invest up to 20% of its total assets in New York Municipal Obligations rated Ba or B by Moody's or BB or B by Standard & Poor's and unrated New York Municipal Obligations considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B or unrated bonds deemed by the Advisor to be of comparable quality. Investment in New York Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher grade Municipal Obligations. These risks include greater sensitivity to a general economic downturn and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. When the Fund invests in lower-rated or unrated New York Municipal Obligations, it may be more dependent on the Advisor's research capabilities than when it invests in investment grade New York Municipal Obligations. See "Additional Risk Considerations." For a description of municipal bond ratings, see Appendix A to the Statement of Additional Information.

     In assessing the quality of Municipal Obligations (as defined below) with respect to the foregoing requirements, the Advisor will consider the portfolio insurance purchased by the Fund or the specific insurance, letters of credit or similar credit enhancements covering particular Municipal Obligations and the creditworthiness of the financial institution providing such insurance or credit enhancements. For example, if Municipal Obligations are covered by insurance policies issued by insurers whose claims-paying ability is rated Aaa by Moody's or AAA by Standard & Poor's, or comparably rated by any other Rating Agency, the Advisor may consider such Municipal Obligations to be equivalent to Aaa or AAA rated securities, as the case may be, even though such Municipal Obligations would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. When assessing the quality of Municipal Obligations, the Advisor will also consider the standards applied by insurance companies when determining eligibility for portfolio insurance.

     The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Advisor may consider such factors as the Advisor's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     If current market conditions persist, the Fund expects that approximately 85% of its initial portfolio will consist of investment grade New York Municipal Obligations rated as such at the time of investment by Moody's, Standard & Poor's or another Rating Agency (approximately 65% in Aaa/AAA; 10% in A; and 10% in Baa/BBB). Subject to market availability, the Fund would likely seek to invest approximately 5% of its initial portfolio in New York Municipal Obligations that are, at the time of investment, rated Ba by Moody's, BB by Standard & Poor's or comparably rated by another Rating Agency and 10% in New York Municipal Obligations that are not rated by any Rating Agency.

     Municipal Obligations, including New York Municipal Obligations, include bonds, notes and commercial paper issued by municipalities for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds from an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. The Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     Until such time as the Fund is fully invested (approximately two to three months after the completion of this offering), the Fund may invest up to 20% of its total assets in inverse floating rate municipal bonds (which are bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index) ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the prices of these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and its use of leverage likely will adversely affect the Fund's income and distributions to Shareholders. The Fund does not intend to invest in inverse floaters once it becomes fully invested.

     It is a fundamental policy of the Fund, which may not be changed without approval of holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies"), to invest, under normal circumstances, at least 80% of its total assets in New York Municipal Obligations. Except for this policy and the other fundamental investment policies listed in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies," the Fund's investment policies and its investment objective may be changed without shareholder approval.

     In addition to investing in Municipal Obligations, the Fund may attempt to hedge against changes in interest rates by engaging in transactions involving interest rate futures contracts ("financial futures"), index futures and options on financial futures, tax-exempt indices and index futures, as a hedge against changes in interest rates. See "Investment Objective and Policies -- Hedging Activities." The costs of and possible losses incurred from such transactions may reduce the Fund's current return.

     The Fund may also purchase securities on a "when-issued" basis, enter into repurchase agreements and invest in other taxable instruments, subject to certain limitations. See "Investment Objective and Policies -- Forward Commitments," "Investment Objective and Policies -- Repurchase Agreements" and "Investment Objective and Policies -- Temporary and Defensive Investments."

     The Advisor utilizes a top-down investment strategy that seeks to strike a balance between investment performance potential and avoiding undue credit risk. The Advisor first analyzes the various factors that can influence the direction of interest rates, including economic growth and inflation. It then structures the Fund based on its view of the appropriate sector and geographic diversification. Investments are based on the Advisor's fundamental research and ongoing credit analysis. The Advisor's research analysts examine credit histories, revenue sources, capital structures and other data. The Advisor employs a total of 20 municipal investment professionals. These professionals work in a team-based environment in which every investment team holds a vested interest in a portfolio's performance.

DESCRIPTION OF MUNICIPAL OBLIGATIONS

     As used in this prospectus, the term "Municipal Obligations" refers to debt obligations the interest on which was at the time of issuance, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax (other than the possible incidence of any alternative minimum tax ("AMT")). (For a description of the federal AMT, see "Tax Matters -- Federal Income Tax Matters.") The term "New York Municipal Obligations" refers to Municipal Obligations the interest on which is also exempt from New York state income taxes. New York Municipal Obligations include debt obligations issued by the State of New York or any political subdivision thereof, or any other municipal debt obligations the interest on which is exempt from federal and New York state income taxes, to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works or for other public purposes. Interest on industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal and/or New York state income taxes, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or private activity bonds or for "related persons" of substantial users. See "Tax Matters" in the Statement of Additional Information. The Fund has no present intention of investing in Municipal Obligations the interest on which is not exempt from federal income tax (other than the possible incidence of any AMT). The Advisor will not, in any event, conduct any independent investigation as to the tax status of any securities in which the Fund invests or of the issuers of such securities.

     The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds and other private activity bonds also generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit quality of industrial development bonds and private activity bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development bonds and other private activity bonds is the responsibility of the corporate user (and any guarantor).

     Prices and yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and the ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The ratings of Moody's, Standard & Poor's and other Rating Agencies represent their opinions and are not absolute standards of quality. Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their Municipal Obligations may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Obligations or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Obligations in the same manner.

     Interest income from certain types of Municipal Obligations may be a tax preference item for purposes of the federal AMT for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. The Fund may not be suitable for investors currently or who may become subject to the AMT.

MUNICIPAL OBLIGATION INSURANCE

     At least 65% of the Fund's total assets will normally be invested in New York Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Each insured Municipal Obligation in the Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund. It is anticipated that initially a majority of the insured Municipal Obligations held by the Fund will be insured under insurance obtained by parties other than the Fund.

     When purchasing insured Municipal Obligations, the Fund will generally seek to purchase those Municipal Obligations covered by insurance that is issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by Standard & Poor's, or comparably rated by another Rating Agency. Similarly, the Fund will generally obtain portfolio insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by Standard & Poor's, or comparably rated by another Rating Agency. However, the Fund may also purchase Municipal Obligations insured by, and obtain portfolio insurance from, insurers with a lower rating. The Fund may obtain Municipal Obligation insurance from Ambac Assurance Corporation, Financial Security Assurance Inc., MBIA Insurance Corporation, Financial Guaranty Insurance Company, Asset Guaranty Insurance Company and American Capital Access Financial Guaranty Corporation. The Fund is not obligated to obtain Municipal Obligation insurance from either of these insurers, and may obtain Municipal Obligation insurance from insurers other than or in addition to these insurers. While there is currently no limit on the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any one insurer, guidelines of one or more Rating Agencies which may issue ratings for any preferred shares which may be issued by the Fund in the future may impose such limitations.

     Municipal Obligations covered by specific insurance, rather than by portfolio insurance, will have the same rating as the rating of the claims-paying ability of the insurer issuing the policy. Municipal Obligations covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While the Fund holds a Municipal Obligation covered by portfolio insurance, such Municipal

Obligations will, effectively, be of the same credit quality as a Municipal Obligation covered by a specific insurance policy issued by the same insurance company.

     The Fund's policy of generally buying Municipal Obligations insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time the Fund buys the Municipal Obligation. If a Rating Agency downgrades an insurer's claims-paying ability, the Fund is not required to sell Municipal Obligations covered by that insurer's policies. If a Rating Agency downgrades its rating of an insurer, it would probably downgrade its rating of a Municipal Obligation covered by that insurer's original issuance insurance or secondary market insurance. Municipal Obligations in the Fund's portfolio covered by that insurer's portfolio insurance would also probably be downgraded. Moody's and Standard & Poor's continually assess the claims-paying ability of insurers and the creditworthiness of Municipal Obligation issuers, and there can be no assurance that Moody's and Standard & Poor's will not downgrade their ratings. The value of Municipal Obligations covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the Municipal Obligation and a value for the portfolio insurance.

     ORIGINAL ISSUE INSURANCE. Original issue insurance is insurance purchased by the issuer of Municipal Obligations or a third party to cover insurance for a particular issue of Municipal Obligations at the time those Municipal Obligations are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the Municipal Obligations issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control Municipal Obligations), the value of the Fund's shares or the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original issue insurance also does not insure against nonpayment of principal or interest on Municipal Obligations resulting from the insolvency, negligence, or any other act or omission of the trustee or other paying agent for these Municipal Obligations.

     Original issue insurance remains in effect as long as the Municipal Obligations it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Obligations. Consequently, original issue insurance may be considered to represent an element of market value of the Municipal Obligations so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Secondary market insurance is insurance that is purchased by the purchaser of a Municipal Obligation (such as the Fund), rather than the issuer, to cover that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the Municipal Obligations it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Obligations.

     One of the purposes of acquiring secondary market insurance for a particular Municipal Obligation is to enable the Fund to enhance the value of that security. The Fund, for example, might seek to buy a particular Municipal Obligation and obtain secondary market insurance for it if, in the Advisor's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a Municipal Obligation that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in the Advisor's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure Municipal Obligations the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

     PORTFOLIO INSURANCE. The Fund may also purchase policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible Municipal Obligations the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal Obligations insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. If a Municipal Obligation is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

     Each portfolio insurance policy will terminate for any covered Municipal Obligation that has been redeemed or that the Fund has sold on the date of redemption or the settlement date of sale. A portfolio insurer will have no liability after such date under the relevant portfolio insurance policy for any Municipal Obligation, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any Municipal Obligation, the policy will terminate for that Municipal Obligation on the business day immediately following the payment date.

     One or more portfolio insurance policies purchased by the Fund may provide the Fund, under an irrevocable commitment of the insurer, with an option to obtain permanent insurance for a Municipal Obligation upon the sale of that Municipal Obligation by the Fund. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the Municipal Obligation. The Fund expects to exercise any such option only if, in the Advisor's opinion, the net proceeds from the sale of a given Municipal Obligation, as insured, would exceed the proceeds from the sale of that security without insurance.

     The permanent insurance premium for each Municipal Obligation is determined based upon the insurability of each security as of the date the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     The Fund generally intends to retain any insured Municipal Obligations covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which value ordinarily will be the difference between the market value of the defaulted Municipal Obligation and the market value of similar Municipal Obligations of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, the Advisor may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted Municipal Obligation and either its par value or the market value of similar Municipal Obligations that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted Municipal Obligations, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above for Municipal Obligations covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the Municipal Obligations it holds.

     Because each portfolio insurance policy will terminate for a particular covered Municipal Obligation on the date the Fund sells that Municipal Obligation, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's Municipal Obligations, whether or not the Municipal Obligations are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the Municipal Obligations they cover are outstanding, these insurance policies may enhance the marketability of these Municipal Obligations even when they are in default or in significant risk of default. The exact effect of insurance, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell Municipal Obligations covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

     The Fund would generally pay the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on the Fund's portfolio would be reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered Municipal Obligations. If the Fund were to buy secondary market insurance for any Municipal Obligation then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio insurance policy would cease with respect to that Municipal Obligation.

HEDGING ACTIVITIES

     Hedging is a means of transferring risk that an investor does not desire to assume. The Advisor believes it is possible to reduce or enhance the effects of interest rate fluctuations through the use of futures contracts and options on financial instruments.

     The Fund may purchase and sell financial futures and tax-exempt bond index futures contracts ("index futures") to hedge against changes caused by changing interest rates or changes in the market value of Municipal Obligations that are in its portfolio or that it intends to acquire. In order to hedge, the Fund may also purchase and write put and call options on financial futures, tax-exempt bond indices and index futures. The costs of and possible losses incurred from these transactions may reduce the Fund's current return. The decision as to when and to what extent the Fund will engage in hedging transactions will depend upon a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time or that such transactions, if available, will be effective.

     Income earned by the Fund from its hedging activities will be treated as capital gain in the Fund's hands and, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions. See "Tax Matters -- Federal Income Tax Matters."

     The Fund will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio or that it intends to acquire. In addition, the Fund will not purchase or sell futures contracts or purchase or sell related options if immediately thereafter the sum of the amount of its initial margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of its total assets (taken at current value). In instances involving the purchase or sale of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or liquid high-grade debt securities equal to the underlying commodity value of the futures contracts and options (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby ensure that the use of such futures contracts and options is unleveraged.

     The Fund might not employ any of the hedging strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Fund, the Fund might have been in a better position if it had not entered into the position at all. Also, suitable hedging transactions may not be available in all circumstances or, if available, effective.

     FINANCIAL FUTURES. In connection with its hedging activities, the Fund may engage in transactions involving financial futures. A financial future is a contract that obligates the seller to deliver and the purchaser to take delivery of a specified type of financial instrument at a specified future time and at a specified price. Although financial futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract purchase or sale is effected by entering into an offsetting transaction. Financial futures trade on boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission. Financial futures trade on these markets in a manner that is similar to the way a stock trades on a stock exchange. The boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are financial futures based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") certificates, three-month U.S. Treasury bills and three-month domestic bank certificates of deposit. The Fund expects other financial futures to be developed and traded. The Fund expects to engage in transactions involving financial futures if, in the opinion of the Advisor, they are appropriate hedging instruments for the Fund.

     The sale of financial futures by the Fund is for the purpose of hedging the Fund's holdings of long-term debt securities. In the event of a rise in interest rates, the value of the Fund's short position in financial futures would increase at approximately the same rate as the value of the long-term bonds in its portfolio would decline, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     If, on the other hand, interest rates were expected to decline, the Fund might purchase futures contracts and thus take advantage of the anticipated rise in the value of long-term securities. In such an event, the futures contracts could be liquidated and the Fund's cash reserves could be raised to buy long-term securities in the cash market.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the sale or purchase of a financial future. The Fund will initially be required to deposit with the Fund's custodian an amount of "initial margin" of cash or U.S. Treasury bills equal to a small percentage of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin on financial futures does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the financial future, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called maintenance margin, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the financial future more or less valuable, a process known as "marking to market." For example, when the Fund has sold a financial future and the price of the underlying debt security has declined, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase. Conversely, where the Fund has sold a financial future and the price of the underlying debt security has increased, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the financial future, the Fund may elect to close the position by taking an opposite position in the financial future. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While financial futures based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the financial future is terminated by entering into an offsetting transaction. An offsetting transaction for a financial future sale is effected by the Fund entering into a financial future purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.

     There are several risks in connection with the use of financial futures by the Fund as a hedging device. One risk may arise because of the imperfect correlation between movements in the price of the financial future and movements in the price of the debt securities that are the subject of the hedge. Financial futures based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a similar fashion to the underlying U.S. Government securities and GNMA certificates. To the extent, however, that the Fund enters into financial futures on other than Municipal Obligations, there is a possibility that the value of such financial futures would not vary in direct proportion to the value of the Fund's holdings of Municipal Obligations.

     Another result of the imperfect correlation between movements in the prices of the financial future and of the debt securities being hedged is that the price of the financial future may move more or less than the price of the debt securities being hedged. If the price of the financial future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage will be partially offset by the futures contract. If the price of the financial future moves more than the price of the security, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the prices of the debt securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of related financial futures, the Fund may purchase or sell financial futures in a greater or lesser dollar amount than the dollar amount of the securities being hedged.

     The market prices of financial futures may be affected by several factors other than interest rates. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close financial futures through offsetting transactions, which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and the imperfect correlation between movements in the prices of debt securities and movements in the prices of related financial futures, a correct forecast of interest rate trends by the Fund's investment advisor may still not result in a successful hedging transaction.

     Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to engage in futures transactions only on exchanges or boards of trade where there appear to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

     OPTIONS ON FINANCIAL FUTURES. The Fund may also purchase and sell put and call options on financial futures which are traded on a U.S. exchange or board of trade or over the counter and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the sale of futures so as to hedge the Fund's portfolio of debt securities against the risk of rising interest rates. The purchase of call options on financial futures is analogous to the purchase of futures contracts and represents a means of obtaining exposure to market appreciation at limited risk.

     The Fund may write call options on futures contracts, which constitutes a partial hedge against any declining price of long-term debt securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price at expiration exceeds the exercise price, the Fund will ordinarily realize a loss equal to the amount of such excess.

     The Fund may write put options on futures contracts, which constitutes a partial hedge against an increase in the price of long-term debt securities when the Fund is not fully invested. If the futures price at expiration is above the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the market price of long-term debt securities. If the futures price at expiration is less than the exercise price, the Fund will ordinarily realize a loss equal to the difference between the futures price and the exercise price.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury bonds and notes on the Chicago Board of Trade. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     There are several special risks related to transactions in options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

     An option position may be closed out only on an exchange or board of trade that provides a secondary market for an option of the same series. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange or board of trade may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon closing out the futures positions acquired pursuant to the exercise of such option.

     Reasons for the absence of a liquid secondary market for options on financial futures on an exchange or board of trade include the following:

     - there may be insufficient trading interest in certain options;

     - restrictions may be imposed by an exchange or board of trade on opening transactions or closing transactions or both;

     - trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;

     - unusual or unforeseen circumstances may interrupt normal operations on an exchange or board of trade;

     - the facilities of an exchange or board of trade or the Options Clearing Corporation (the "Clearing Corporation") may not at all times be adequate to handle current trading volume; or

     - one or more exchanges or boards of trade could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange or board of trade (or in that class or series of options) would cease to exist, although outstanding options on that exchange or board of trade which had been issued by the Clearing Corporation as a result of trades on that exchange or board of trade could continue to be exercisable in accordance with their terms.

Privately negotiated and over-the-counter options on financial futures may not be as regulated as and may be less marketable than options traded on an exchange or board of trade.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation inadequate, and thereby result in the institution by an exchange or board of trade of special procedures that may interfere with the timely execution of customers' orders.

     TAX-EXEMPT BOND INDEX TRANSACTIONS. The Fund anticipates utilizing tax-exempt bond index futures as a hedge against changes in the market value of the Municipal Obligations in its portfolio or which it intends to acquire. A tax-exempt bond index assigns relative values to the Municipal Obligations included in the index. A tax-exempt bond index fluctuates with changes in the market values of the Municipal Obligations included in the index. An index future is a bilateral agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of a trading day of the contract and the price at which the future was originally written. An index future has similar characteristics to financial futures discussed above except that settlement is made through delivery of cash rather than the underlying securities.

     The Fund's strategies in employing index futures will be similar to the strategies involved in financial futures transactions. Tax-exempt bond index futures transactions also will be subject to risks similar to those described above with respect to financial futures, except that the correlation between movements in the price of a futures contract and movements in the price of the Fund's portfolio securities is likely to be higher for tax-exempt index futures than for financial futures.

     The Fund may also purchase and write put and call options on tax-exempt bond indices and on tax-exempt bond index futures and enter into closing transactions with respect to such options. An option on an index gives the holder the right to receive cash upon exercise of the option in an amount equal to a specified multiple times the amount by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise. An option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than to sell (in the case of a put option) or buy (in the case of a call option) a debt instrument at a specified exercise price at any time during the period of the option. Upon exercise of the put option, the delivery of the futures position by the holder of the option to the writer of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the put option on the index future.

FORWARD COMMITMENTS

     New issues of Municipal Obligations are often purchased on a "when-issued" or delayed delivery basis. The payment obligations and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will not begin earning interest on such securities, however, until the securities are scheduled for settlement. The Fund may enter into such "forward commitments" if it holds and maintains until the settlement date, in a segregated account, cash or liquid securities which are "marked to market" daily in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the Municipal Obligation to be purchased declines prior to the settlement date. Such a decline in value could result from, among other things, changes in the level of interest rates or other market factors. This risk is in addition to the risk of decline in the value of the Fund's other assets. Although the Fund generally will enter into forward commitments with the intention of acquiring Municipal Obligations for its portfolio, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize capital gain or loss upon the sale of forward commitments. Any such gains, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions.

REPURCHASE AGREEMENTS

     The Fund may purchase U.S. Government securities and concurrently enter into so-called "repurchase agreements" with the seller, usually a bank or broker-dealer, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with the member banks of the Federal Reserve System and registered broker-dealers having creditworthiness substantially equivalent to that of the issuers of investment grade debt securities. In addition, the Fund's repurchase agreements will require that the Fund receive collateral which must always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

INVESTMENT COMPANY SECURITIES

     The Fund may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of the Fund's total assets, and no such company will be affiliated with the Advisor. These companies bear fees and expenses that the Fund will incur indirectly.

TEMPORARY AND DEFENSIVE INVESTMENTS

     A portion of the Fund's assets will be held in cash or invested in short-term securities for day-to-day operating purposes. It is the intention of the Fund that short-term investments will also be invested in securities exempt from U.S. regular federal and New York state income taxes. However, if such securities are not available or if they are available only on a when-issued basis, the Fund may invest up to 20% of its total assets in short-term obligations of the U.S. Government. In such situations, the Fund may also invest in repurchase agreements or short-term notes and obligations rated A-1+ of banks that have or whose parent holding companies have long-term debt ratings of Aaa/AAA or of corporations with long-term debt ratings of Aaa/AAA, the interest on all of which is not exempt from federal or New York state income taxes. Notwithstanding the foregoing, the Fund may temporarily invest more than 20% of its assets in such taxable obligations for defensive purposes. The ability of the Fund to invest in securities other than tax-exempt securities (as well as its ability to enter into repurchase agreements) is limited, however, by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that at least 50% of its total assets be invested in tax-exempt securities at the end of each quarter in order to pass through to shareholders the Federal income tax exemption for dividends derived from net investment income on tax-exempt securities. See "Tax Matters -- Federal Taxation of Shareholders." The Fund's use of temporary and defensive investments may prevent it from achieving its investment objective.

                       USE OF LEVERAGE AND RELATED RISKS

     The Fund expects to use leverage primarily through the future issuance of Municipal Preferred Shares. The Fund initially intends to use leverage of approximately 38% of its total assets (including the amount obtained through leverage). The Fund generally will not use leverage if the Advisor anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     The use of leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of the net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any Municipal Preferred Shares may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage (i.e., the interest paid on the Municipal Preferred Shares), the return on the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions would be reduced or eliminated. The Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position, even if the Fund's distribution to Common Shareholders is reduced, if it deems such action to be appropriate in the circumstances. Investment by the Fund in inverse floaters may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's income and distributions to Common Shareholders. During periods in which the Fund is using leverage, the fees paid to the Advisor for investment advisory and administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including proceeds from the issuance of preferred shares.

     Capital raised through leverage would be subject to dividend payments which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares would involve offering expenses and other costs and may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Fund's Common Shares could create an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it could increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with the proceeds of any offering of preferred shares exceed the cost of issuing an additional class of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for any preferred shares issued by the Fund. These guidelines may impose asset coverage and Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless, immediately after such issuance, the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain asset coverage of any preferred shares of at least 200%. In addition, under current federal income tax law, the Fund is required to allocate a portion of any capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Common Shareholders. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares voting as a separate class. The remaining Trustees will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends were paid.

     The Fund is required to meet certain distribution requirements in order to qualify for federal income taxation as a "regulated investment company" and in order to avoid corporate level income and excise tax. To the extent dividends on any preferred shares do not meet these requirements, the remainder must be distributed to the holders of the Common Shares. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the Fund may be liable for an excise tax or an income tax, and may also fail to qualify for federal income tax treatment as a regulated investment company.

     The Fund's willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates.

Successful use of a leveraging strategy may depend on the Advisor's ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Assuming the utilization of leverage in the amount of 38% of the Fund's total assets and an annual dividend rate on preferred shares of 3.65% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments would be 1.39%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately 38% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assuming Portfolio Return (net of expenses)......     (10%)      (5%)      0%      5%      10%
Corresponding Share Return Assuming 38%
  Leverage.......................................  (18.37%)  (10.30%)  (2.24%)  5.83%   13.89%


     If the Fund issues Municipal Preferred Shares, the ability of the Fund to take certain actions or enter into certain transactions, such as transactions in which other entities or persons acquire control of the Fund or convert the Fund to open-end status, may be limited. See "Description of Shares -- Municipal Preferred Shares."

     Unless and until the Fund issues preferred shares, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

                        ADDITIONAL RISK CONSIDERATIONS

     CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS. Since the Fund will invest primarily in New York Municipal Obligations, the performance of the Fund is especially affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Municipal Obligations to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in a number of different states. The ability of state, county, or local governments, public authorities or other issuers of New York Municipal Obligations to meet their obligations will depend primarily on the availability of tax and other revenues to those entities and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Municipal Obligations may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit an issuer's power to issue debt, raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Municipal Obligations may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or elsewhere. Any reduction in the actual or perceived ability of an issuer of New York Municipal Obligations to meet its obligations (including a reduction in the rating of its outstanding securities) would likely adversely affect the market value and marketability of its obligations and could adversely affect the values of other New York Municipal Obligations as well.

     In past years, New York State, New York City, and other New York public entities have had financial problems that could adversely affect the performance of the State's municipal bonds. In the last few years, however, New York's economy has improved, although growth has remained below the national average. Moody's and Standard & Poor's currently rate New York City's general obligation bonds A3 and A-, respectively, which are in each agency's third highest rating category. Moody's and Standard & Poor's currently rate the State of New York's general obligation bonds A2 and A, respectively, which are in the middle of each agency's third highest rating category. The value of New York Municipal Obligations generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of New York Municipal Obligations or the rights of New York Municipal Obligation holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. These uncertainties could have a significant impact on the prices of the Municipal Obligations or the New York Municipal Obligations in which the Fund invests.

     The two principal classifications of New York Municipal Obligations are "general obligation" bonds and "revenue" bonds, which latter category includes private activity bonds ("PABs"), which are issued by public authorities to finance various privately operated facilities, and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs". General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     For a more detailed description of these and other risks affecting investment in New York Municipal Obligations, see "Appendix B -- Special Considerations Relating to New York" in the Statement of Additional Information.

     INTEREST RATE AND MARKET RISK. The prices of Municipal Obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the Municipal Obligations owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Common Shares. This risk is usually greater among Municipal Obligations with longer maturities or durations and when inverse floaters are held by the Fund. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than bonds that make regular interest payments. Conversely, the values of lower quality securities are less likely than higher-quality securities to fluctuate inversely with changes in interest rates. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

     Until such time as the Fund is fully invested (approximately two to three months after the completion of the offering), the Fund may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed-rate Municipal Obligations, the value of inverse floaters will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on inverse floaters will fluctuate in response to changes in prevailing short-term interest rates. Thus, when inverse floaters are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of the Fund's shares. To the extent that the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution. The Fund does not intend to invest in inverse floaters once it becomes fully invested.

     Although insurance on the Municipal Obligations will reduce the credit risk to which the Fund is subject by guaranteeing the timely payment of principal at maturity and interest, it does not protect against fluctuations in the value of the Municipal Obligations held by the Fund or the Fund's shares caused by changes in interest rates or other factors.

     LOWER-RATED SECURITIES. Municipal Obligations in the lower rating categories of recognized Rating Agencies or that are unrated generally involve greater risk of nonpayment of principal and interest than securities in higher rating categories. The Fund may invest up to 20% of its total assets in Municipal Obligations that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's, or considered to be of comparable quality by another Rating Agency, or unrated Municipal Obligations judged to be of comparable quality by the Advisor. The possibility of defaults by or bankruptcies of issuers of these securities causes, in part, this principal and interest risk and may result in nonpayment of principal or interest or restructuring of the debt obligation and, possibly, a reduction in the Fund's net asset value. The lower-rated Municipal Obligations in which the Fund may invest are speculative to varying degrees. While such securities may have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions are expected to outweigh such characteristics. In addition, the values of lower-rated securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. Municipal Obligations in the lower rating categories are regarded as predominantly speculative in character. With respect to lower-rated or unrated Municipal Obligations, the Fund will rely more on the judgment, analysis and experience of the Advisor than for investment grade securities.

     In evaluating the creditworthiness of a Municipal Obligation, whether rated or unrated, the Advisor may consider, among other things, the following factors:

     - the issuer's financial resources;

     - the issuer's sensitivity to economic conditions and trends;

     - any operating history of and the community support for the facility, if any, financed by the issue;

     - the ability of the issuer's management; and

     - regulatory matters.

     In addition, lower-rated or unrated Municipal Obligations are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This may limit the availability of such securities for the Fund to purchase and the ability of the Fund to sell such securities at their fair value. The Advisor will attempt to reduce the risks of investing in lower rated or unrated Municipal Obligations to the greatest extent practicable through the use of credit analysis.

     INCOME RISK. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities paying lower rates of interest. This risk is magnified when prevailing short-term interest rates increase and the Fund holds inverse floaters.

     CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. If that were to happen, it would decrease the Fund's dividends.

     CREDIT RISK. Municipal Obligations are subject to the risk of non-payment of scheduled interest and/or principal payments. Such nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the net asset value of the Fund. Securities rated below investment grade or unrated ("lower-rated") securities of comparable quality are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower-rated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade or comparable unrated securities, which react primarily to movements in the general level of interest rates.

     As indicated above, the Fund may invest in Municipal Obligations rated below investment grade and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. The Advisor seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). Because the Fund invests in lower-rated and unrated Municipal Obligations, the achievement of the Fund's goals is more dependent on the Advisor's ability than would be the case if the Fund were investing solely in investment grade or comparable unrated Municipal Obligations. In evaluating the credit quality of a particular security, whether rated or unrated, the Advisor will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Advisor will attempt to reduce the risks of investing in below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower rated Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower rated Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Advisor is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Fund. During periods of reduced market liquidity and in the absence of readily available market quotations for lower rated Municipal Obligations held in the Fund's portfolio, the ability of the Advisor to value the Fund's securities becomes more difficult and the Advisor's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Changes in the credit quality of the issuers of Municipal Obligations held by the Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligations.

     PORTFOLIO INSURANCE RESTRICTIONS. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more insurance companies which may issue portfolio insurance to the Fund. These guidelines may impose asset coverage and Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Although the Fund does not anticipate that these guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies, the Fund can offer no assurance to that effect.

     CONCENTRATION. The Fund normally will invest 80% or more of its total assets in New York Municipal Obligations. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting New York. As concentration increases, so does the potential for fluctuation of the net asset value of Fund Common Shares.

     LIQUIDITY RISK. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Advisor and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some Municipal Obligations is less liquid than is the secondary market for taxable debt obligations or other more widely traded Municipal Obligations. No established resale market exists for certain Municipal Obligations in which the Fund may invest. The market for Municipal Obligations rated below investment grade is also likely to be less liquid than the market for higher rated Municipal Obligations. As a result, the Fund may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as if the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may seek to hedge its portfolio against changes in interest rates using options, index options and futures and financial futures contracts. The Fund's hedging transactions are designed to manage the Fund's duration, but come at some cost. For example, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on the Advisor's ability to forecast movements in securities prices and interest rates, and the Fund can offer no assurance that the Advisor will be able to forecast such movements successfully. The Fund does not, however, intend to enter into options and futures transactions for speculative purposes. The Fund is not required to hedge its portfolio.

     CLOSED-END FUNDS. The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

     NONDIVERSIFICATION. The Fund has registered as a "nondiversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     YEAR 2000 COMPLIANCE. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, other service providers and the issuers in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisor is taking steps that it believes are reasonably designed to address the Year 2000 Problem, including communicating with vendors who provide services, software and systems to the Fund in an attempt to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Advisor, and the insurers who will provide portfolio insurance for the Fund or insurance for specific Municipal Obligations in which the Fund invests are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness information, if available, is one of the factors considered by the Advisor in its assessment of the issuers in which the Fund invests. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Municipal Preferred Shares, if any, voting together as a single class, and the approval of the holders of a majority of the Municipal Preferred Shares voting as a separate class. The Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry; except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

     The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or Standard & Poor's on the Municipal Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies -- Investment Restrictions" in the Statement of Additional Information for information about these guidelines and additional fundamental and nonfundamental investment policies of the Fund.

LIMITED ISSUANCE OF MUNICIPAL PREFERRED SHARES

     Under the 1940 Act, the Fund could issue Municipal Preferred Shares having a total liquidation value (the liquidation of the original purchase price of the shares plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the Municipal Preferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue Municipal Preferred Shares representing about 38% of the Fund's total capital at the time of issuance, if the Fund sells all the Common Shares offered in this prospectus and all the Municipal Preferred Shares which may be offered in the future through a different prospectus. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem Municipal

Preferred Shares, if necessary, to keep the liquidation value of the Municipal Preferred Shares below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

     The Fund may take certain actions if short-term rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of any outstanding Municipal Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Municipal Preferred Shares. As explained above under "Use of Leverage and Related Risks," the success of any such attempt to limit leverage risk depends on the Advisor's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Municipal Preferred Shares or Municipal Preferred Shares that the Fund previously issued but later repurchased.

HEDGING STRATEGIES

     The Fund may use various investment strategies designed to manage the "duration" of the Fund's portfolio. The duration of a bond measures the sensitivity of the bond's price to changes in interest rates. Generally, the shorter the duration of the Fund's portfolio, the less its net asset value will change when interest rates change. These hedging strategies include using financial futures contracts, including index futures, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Advisor, correlate with the prices of the Fund's investments. The Fund may use over-the-counter options, which are considered to be less marketable than options traded on an exchange or board of trade. Successful implementation of most hedging strategies would generate taxable income.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the Fund, including general supervision of the duties performed by the Advisor under its Management Agreement (as defined below) with the Fund. There are 13 trustees of the Fund, six of whom are "interested persons" (as defined in the 1940 Act). The names and addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE ADVISOR

     Colonial Management Associates, Inc. (the "Advisor") is a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC ("Liberty Funds Group") and both Liberty Funds Group and the Advisor are indirect, majority-owned subsidiaries of Liberty Mutual Insurance Company ("Liberty"). The Advisor has been an investment advisor since 1931. As of August 31, 1999, the Advisor serves as investment advisor, sub-advisor or administrator for 62 open-end and 7 closed-end management investment company portfolios and manages over $20.7 billion in assets.

     The Advisor's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC ("LFG"). LFG includes certain affiliates of the Advisor, principally Stein Roe & Farnham Incorporated ("Stein Roe"). The Advisor and the LFG business unit are managed by a single management team. The Advisor, Stein Roe and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. The Advisor is a registered investment advisor. The Advisor, Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

     William C. Loring and Brian M. Hartford, each a Senior Vice President at the Advisor, will manage the Fund. Messrs. Loring and Hartford have managed various other Colonial tax-exempt funds since 1986 and 1993, respectively.

MANAGEMENT AGREEMENT

     The Management Agreement between the Advisor and the Fund (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Fund and the applicable provisions of the 1940 Act, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Fund and compliance with the applicable provisions of the 1940 Act.

     The Advisor provides the Fund with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

     Under the Management Agreement with the Fund, the Advisor receives a monthly advisory fee at the annual rate of 0.65% of the average weekly net assets of the Fund (including net assets, if any, attributable to Municipal Preferred Shares).

     The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain other funds distributed by affiliates of Liberty in selecting broker-dealers for portfolio security transactions.

     In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisor), custodian, registrar, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, shareholder reports, expenses of preparing, printing and distributing notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Fund's operation, the Advisor has agreed to waive the Fund's fees and expenses in the amounts, and for the time periods, set forth below:

                     PERCENTAGE WAIVED                               PERCENTAGE WAIVED
YEAR ENDING     (AS A PERCENTAGE OF AVERAGE    YEAR ENDING      (AS A PERCENTAGE OF AVERAGE
NOVEMBER 30,     WEEKLY TOTAL NET ASSETS)*     NOVEMBER 30,      WEEKLY TOTAL NET ASSETS)*
------------    ---------------------------    ------------     ---------------------------

2000**.........             0.30%              2005............             0.25%
2001...........             0.30%              2006............             0.20%
2002...........             0.30%              2007............             0.15%
2003...........             0.30%              2008............             0.10%
2004...........             0.30%              2009............             0.05%


---------------
 * Including net assets attributable to Municipal Preferred Shares.

** From the commencement of operations.

     The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

                                NET ASSET VALUE

     Net asset value of the Fund will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     When price quotes are not readily available (which is usually the case for Municipal Obligations), the pricing service establishes a fair market value based on prices of comparable Municipal Obligations. All valuations are subject to review by the Fund's Board of Trustees or its delegate, the Advisor.

                                 DISTRIBUTIONS

     The Fund intends to make monthly distributions of its net tax-exempt interest income, after payment of any dividends on any outstanding preferred shares. The Fund will distribute annually any taxable income and capital gain. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be paid approximately 60 days after the completion of this offering. While there are any preferred shares outstanding, the Fund might not be permitted to declare any cash dividend or other distributions on its Common Shares in certain circumstances. See "Description of Shares."

     If any of the dividends on the Preferred Shares is determined to be from taxable ordinary income or capital gain, the terms of the Preferred Shares may require the Fund to pay an extra amount of dividends on the Preferred Shares in an amount sufficient to make each holder of the Preferred Shares whole (on an after-tax basis) with respect to the estimated federal income tax which the holder would be required to pay on the taxable distributions ("gross-up payments"), in which case the amount of any dividends payable to Common Shareholders would be reduced by the amount of any such gross-up payments. For information regarding important federal income tax consequences of distributions to Common Shareholders, see "Tax Matters."

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all holders of Common Shares whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by EquiServe (the "Plan Agent"), as agent under the Plan, unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

     The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

     If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in this prospectus and the Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

     The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market. For additional information, please see "Tax Matters."

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend (including a capital gain dividend) paid after written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend. All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.

                             DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, no par value per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability" in the Statement of Additional Information, nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Municipal Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Municipal Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Municipal Preferred Shares would be at least 200% after giving effect to the distributions. See "Municipal Preferred Shares" below.

     We have applied for listing of the Common Shares on the New York Stock Exchange subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Common Share. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the New York Stock Exchange, through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage and Related Risks" and "Additional Risk Considerations" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MUNICIPAL PREFERRED SHARES

     The Declaration of Trust provides that the Fund may authorize separate classes of shares of beneficial interest. The By-Laws of the Fund will, at the time they are amended and restated, authorize the issuance of preferred shares of beneficial interest, no par value per share, which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees ("Preferred Shares"). Shares of Municipal Preferred carry one vote per share. Shares of Municipal Preferred will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability" in the Statement of Additional Information, nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Municipal Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Municipal Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Municipal Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. Although the terms of the Municipal Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Municipal Preferred Shares offering, the Board has determined that the Municipal Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Municipal Preferred Shares will likely be as stated below.

     LIMITED ISSUANCE OF MUNICIPAL PREFERRED SHARES. Under the 1940 Act, the Fund could issue Municipal Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Municipal Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Municipal Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Municipal Preferred Shares discussed in this prospectus, the liquidation value of the Municipal Preferred Shares is expected to be approximately 38% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Municipal Preferred Shares, if necessary, to keep that fraction below one-half.

     DISTRIBUTION PREFERENCE. The Municipal Preferred Shares have complete priority over the Common Shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Municipal Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

     VOTING RIGHTS. Municipal Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of Municipal Preferred Shares will vote together with Common Shareholders as a single class.

     Holders of Municipal Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of Municipal Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Municipal Preferred Shares, the holders of all outstanding Municipal Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions (such as authorizing, creating or issuing additional Municipal Preferred Shares or other preferred shares ranking prior to or on parity with the Municipal

Preferred Shares or amending, altering or repealing the provisions of the Declaration of Trust or By-Laws of the Fund so as to materially affect the preferences, rights or powers of the Municipal Preferred Shares), a separate class vote of holders of Municipal Preferred Shares will be required, in addition to the single class vote of the holders of Municipal Preferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares -- Municipal Preferred Shares -- Voting Rights."

     REDEMPTION, PURCHASE AND SALE OF MUNICIPAL PREFERRED SHARES. The terms of the Municipal Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Municipal Preferred Shares and resell any shares so tendered. Any redemption or purchase of Municipal Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of such Municipal Preferred Shares by the Fund will increase such leverage. See "Use of Leverage and Related Risks."

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Municipal Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Municipal Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This may make it more difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In addition, the Declaration of Trust provides that the affirmative vote or consent of two-thirds of the outstanding Common Shares and any preferred shares of the Fund (including Municipal Preferred Shares), voting together as a single class, and of the Preferred Shares (including Municipal Preferred Shares) voting together as a single class, would be required to authorize the conversion of the Fund from a closed-end to an open-end investment company. This two-thirds vote requirement is higher than the vote required under the 1940 Act.

     Please refer to the Declaration of Trust, a copy of which is on file with the Commission, for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF SHARES

     Shares of closed-end investment companies frequently trade at a discount from net asset value. The Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or the making of tender offers for such shares. No assurances can be given that such actions will be taken. Subject to its investment restrictions, the Fund may borrow money to finance the repurchase of shares, subject to compliance with the asset coverage requirements of the 1940 Act and the other limitations described under "Use of Leverage and Related Risks." Shares may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 200% with respect to any preferred shares of the Fund, including Municipal Preferred Shares) are not met or would not be met following such repurchase or (ii) if otherwise prohibited by applicable law.

     There can be no assurance that repurchases or tenders, if they were to occur, would result in the Common Shares trading at a price which is equal to their net asset value. The Fund anticipates that the market price of the Common Shares will usually vary from net asset value. The market price of the Common Shares will be determined, among other things, by the relative demand for and supply of the Common Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. It should be recognized that any such acquisitions of Common Shares would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance share repurchase transactions would reduce the Fund's net income.

CONVERSION TO OPEN-END STATUS

     The Fund's Board of Trustees may from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on securities in the Fund's portfolio and interest and dividend charges on preferred shares issued by the Fund and general market and economic conditions. In addition to any vote required by Massachusetts law, conversion of the Fund to an open-end investment company would require the affirmative vote of two thirds of the Common Shares and any preferred shares of the Fund (including Municipal Preferred Shares), voting together as a single class, and of the preferred shares (including Municipal Preferred Shares) voting together as a single class, entitled to be voted on the matter. This two-thirds vote requirement is higher than the vote required under the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it would be required to redeem all Municipal Preferred Shares then outstanding at the Municipal Preferred Shares redemption price. In addition, the Fund could be required to liquidate portfolio securities to meet required and requested redemptions, and its Common Shares would no longer be listed on the Exchange. No assurance can be given that the Board will, at any time in the future, decide to submit a proposal to convert to open-end status to the shareholders of the Fund.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following federal tax discussion reflects provisions of the Code, existing Treasury Regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. The discussions below and in the Statement of Additional Information are only a summary of some of the important tax considerations generally applicable to investments in the Common Shares of the Fund. There may be other important tax considerations applicable to particular investors. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

     The Fund primarily invests in municipal bonds issued by the State of New York or its political subdivisions, agencies, authorities and instrumentalities, by other states (including the District of Columbia), cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal bonds whose income is otherwise exempt from regular federal income tax.

Consequently, the regular monthly dividends you receive (whether paid in cash or reinvested in additional Common Shares) will generally be exempt from regular federal income taxes. A portion of these dividends, however, will likely be subject to the federal AMT. If you are subject to the federal AMT, a portion of your regular monthly dividends may be taxable. Furthermore, if you receive Social Security or Railroad Retirement benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

     For corporate shareholders, interest on all tax-exempt Municipal Obligations is taken into account in the computation of income subject to the federal AMT, and dividends from the Fund will not qualify for the dividends received deduction.

     Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) ("capital gain dividends"), if any, are taxable to you as long-term capital gain, regardless of how long you have held your Common Shares. Because Fund expenses attributable to earning tax-exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of the Fund's net tax-exempt and taxable income may be considered as paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion represents a return of the Fund's capital). Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your Common Shares and, after that basis has been reduced to zero, will constitute capital gains to you (assuming that you held your Common Shares as a capital asset).

     Distributions of taxable income or capital gains will be taxable to you whether received in cash or in Common Shares under the Dividend Reinvestment Plan. In the latter case, you will be treated as receiving an amount equal to the cash used to purchase such shares (where the Plan Agent purchases shares on the open market on behalf of Plan participants) or generally the fair market value of the Common Shares on the date of issuance of such Shares (where the Fund issues shares to Plan participants).

     Distributions of taxable income or capital gains are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price that you paid).

     Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of net tax-exempt interest income by state and the portion of income that is subject to the federal AMT. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

     If you sell your Common Shares, you will generally recognize gain or loss in an amount equal to the difference between your adjusted tax basis in the Common Shares and the amount received. If you hold your Common Shares as capital assets, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends).

     Any loss recognized on a disposition of Common Shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to those Common Shares. In addition, any loss not already disallowed as provided in the preceding sentence will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Common Shares will be disallowed to the extent that you replace the disposed of Common Shares with other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur if you are a participant in the Dividend Reinvestment Plan. In such an event, your basis in the replacement Common Shares will be adjusted to reflect the disallowed loss.

     If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

     A Fund's investments in Municipal Obligations issued at a discount and certain other portfolio positions will require the Fund to accrue and distribute income and gains not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore eliminate any tax liability at the Fund level.

     In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by meeting certain I.R.S. requirements that govern the Fund's sources of income and diversification of assets, and distributing substantially all of its earnings to shareholders. In particular, in order for the Fund to pay tax-free dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations. If the Fund fails to qualify for treatment as a regulated investment company in any taxable year, the Fund will be subject to tax on its income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and to make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding.

STATE AND LOCAL TAX MATTERS

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. However, the Fund intends to invest substantially all of its total assets (at least 80%) in debt obligations, the interest on which is exempt from New York state personal income taxes. See Appendix B to the Statement of Additional Information -- "Special Considerations Relating to New York." In addition, some other states also exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities.

     The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                               NUMBER
NAME                                                          OF SHARES
----                                                          ---------

Salomon Smith Barney Inc. ..................................
A.G. Edwards & Sons, Inc. ..................................
PaineWebber Incorporated....................................
          Total.............................................
                                                              =========

     The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public
offering price less a concession not in excess of $     per Common Share. The
Underwriters may allow, and such dealers may reallow, a concession not in excess
of $     per Common Share on sales to certain other dealers. If all of the
Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay
for any Common Shares purchased on or before             , 1999.

     The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to           additional Common
Shares at the public offering price less the underwriting discount. The Underwriters may exercise such option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Fund and the Advisor have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

     Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund has applied for listing of the Common Shares on the New York Stock Exchange.

     The Fund and the Advisor have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

     In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

     Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

     Representatives that sell at least a specified number of Common Shares will share in the syndicate management fee based on the respective number of shares sold by them.

     The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

                     CUSTODIAN, DIVIDEND DISBURSING AGENT,
                          TRANSFER AGENT AND REGISTRAR

     The Fund's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 270 Park Avenue, New York, New York 10017-2070, as custodian (the "Custodian") under a custodian contract.

     EquiServe, whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the shares.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett will rely, as to certain matters of Massachusetts law in its opinion, on the opinion of Ropes & Gray.

                          TABLE OF CONTENTS FOR THE
                     STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds..........................................................   B-2
Investment Objective and Policies........................................   B-2
Fund Charges and Expenses................................................   B-4
Management of the Fund...................................................   B-5
Portfolio Transactions...................................................  B-11
Net Asset Value..........................................................  B-11
Description of Shares....................................................  B-12
Repurchase of Common Shares..............................................  B-14
Miscellaneous Investment Practices.......................................  B-16
Tax Matters..............................................................  B-26
Shareholder Liability....................................................  B-29
Custodian................................................................  B-29
Independent Accountants..................................................  B-29
Miscellaneous Matters....................................................  B-29
Appendix A -- Ratings of Investments.....................................  B-30
Appendix B -- Special Considerations Relating to New York................  B-35

================================================================================

                                            SHARES


                              COLONIAL NEW YORK

                            INSURED MUNICIPAL FUND


                                COMMON SHARES
                               $15.00 PER SHARE





                                  ----------

                                  PROSPECTUS

                                       , 1999

                                  ----------




                              SALOMON SMITH BARNEY
                           A.G. EDWARDS & SONS, INC.
                            PAINEWEBBER INCORPORATED


================================================================================

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 1999

                               COLONIAL NEW YORK
                             INSURED MUNICIPAL FUND

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") relating to the common shares of beneficial interest ("Common Shares") offered by Colonial New York Insured Municipal Fund (the "Fund") contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This SAI is not a prospectus and is authorized for distribution only when accompanied or
preceded by the Prospectus of the Fund dated                , 1999, describing
the Common Shares (the "Prospectus"). This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Colonial Management Associates, Inc. at 1-800-426-3750. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

Use of Proceeds.............................................  B-2
Investment Objective and Policies...........................  B-2
Fund Charges and Expenses...................................  B-4
Management of the Fund......................................  B-5
Portfolio Transactions......................................  B-11
Net Asset Value.............................................  B-11
Description of Shares.......................................  B-12
Repurchase of Common Shares.................................  B-14
Miscellaneous Investment Practices..........................  B-16
Tax Matters.................................................  B-26
Shareholder Liability.......................................  B-29
Custodian...................................................  B-29
Independent Accountants.....................................  B-29
Miscellaneous Matters.......................................  B-29
Appendix A -- Ratings of Investments........................  B-30
Appendix B -- Special Considerations Relating to New York...  B-35

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately
$          ($          if the underwriters exercise their overallotment option
in full) after payment of the sales load to Salomon Smith Barney Inc. (the "Underwriter") and estimated organization and offering costs. A portion of the offering costs has been advanced by the Fund's investment advisor, Colonial Management Associates, Inc. (the "Advisor").

     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in New York Municipal Obligations (as defined below) that meet the Fund's investment objective at or shortly (within three months) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested initially in high-quality, short-term, tax-exempt securities, to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objective and Policies -- Temporary and Defensive Investments" in the Prospectus, the income on which may be subject to Federal income taxes.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Fund and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Fund expects to engage. Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

     As used in this Statement of Additional Information, the term "Municipal Obligations" refers to debt obligations the interest on which was at the time of issuance, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax (other than the possible incidence of any alternative minimum tax ("AMT")). The term "New York Municipal Obligations" refers to Municipal Obligations the interest on which is also exempt from New York state income tax.

FUNDAMENTAL INVESTMENT POLICIES

     The following fundamental restrictions are for the protection of the Fund's shareholders and cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and preferred shares, including any Municipal Preferred Shares which may be issued in the future by means of a separate prospectus, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including any Municipal Preferred Shares, voting as a separate class. A "majority of the outstanding" shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Fund may:

     1. issue senior securities or borrow money to the extent permitted by the 1940 Act;

     2. only own real estate acquired as a result of owning securities;

     3. purchase and sell futures contracts and related options;

     4. underwrite securities issued by others only when disposing of portfolio securities;

     5. make loans only through lending of securities, through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions and through repurchase agreements;

     6. not concentrate more than 25% of its total assets in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as separate industries);

     7. purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities; and

     8. will, under normal circumstances, invest at least 80% of its assets in debt obligations issued by or on behalf of the State of New York or its political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and New York state income taxes.

     For the purpose of applying the limitation set forth above in subparagraph
(6), an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent, and does not foresee becoming insolvent.

OTHER INVESTMENT POLICIES

     As non-fundamental investment policies which may be changed by the Fund without a shareholder vote, the Fund may not:

     1. purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. make short sales of securities, other than short sales "against the box," provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund has no current intention of making short sales against the box; and

     3. invest in interests in oil, gas or other mineral exploration or development programs, including leases.

     The Fund intends to apply for ratings for the Municipal Preferred Shares which it may offer in the future from Moody's Investors Service, Inc. ("Moody's) and/or Standard & Poor's Rating Services ("S&P"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any Municipal Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Municipal Preferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                           FUND CHARGES AND EXPENSES

     Under the Fund's Management Agreement with the Advisor, the Fund pays the Advisor a monthly fee based on the average weekly net assets of the Fund, including the proceeds of the offering of shares of Municipal Preferred, if any, for such month at the annual rate of 0.65% of average weekly total net assets.

     For the first ten years of the Fund's operation, the Advisor has agreed to waive the Fund's fees and expenses in the amounts, and for the time periods, set forth below:

                            PERCENTAGE WAIVED
YEAR ENDING            (AS A PERCENTAGE OF AVERAGE
NOVEMBER 30,            WEEKLY TOTAL NET ASSETS)*
------------           ---------------------------
2000.................             0.30%
2001.................             0.30%
2002.................             0.30%
2003.................             0.30%
2004.................             0.30%

                            PERCENTAGE WAIVED
YEAR ENDING            (AS A PERCENTAGE OF AVERAGE
NOVEMBER 30,            WEEKLY TOTAL NET ASSETS)*
------------           ---------------------------
2005.................             0.25%
2006.................             0.20%
2007.................             0.15%
2008.................             0.10%
2009.................             0.05%

---------------
 * Including net assets attributable to Municipal Preferred Shares.

** From the commencement of operations.

     The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

     The Fund recently commenced operations and has not paid any advisory fees to the Advisor.

BROKERAGE COMMISSIONS

     The Fund recently commenced operations and has not paid any brokerage commissions.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

                                 POSITIONS AND                 PRINCIPAL OCCUPATIONS
NAME (AGE) AND ADDRESS         OFFICES WITH FUND               DURING PAST FIVE YEARS
----------------------         -----------------               ----------------------
Robert J. Birnbaum (71)       Trustee               Consultant (formerly Special Counsel,
313 Bedford Road                                    Dechert Price & Rhoads (law firm) from
Ridgewood, NJ 07450                                 September, 1988 to December, 1993;
                                                    President, New York Stock Exchange from May,
                                                    1985 to June, 1988; President, American
                                                    Stock Exchange, Inc. from 1977 to May,
                                                    1985).
Tom Bleasdale (69)            Trustee               Retired (formerly Chairman of the Board and
  502 Woodlands Drive                               Chief Executive Officer, Shore Bank & Trust
  Linville, NC 07450                                Company from 1992 to 1993); Director of The
                                                    Empire Company since June, 1995.
John V. Carberry* (52)        Trustee               Senior Vice President of Liberty Financial
  56 Woodcliff Road                                 Companies, Inc. (formerly Managing Director,
  Wellesley Hills, MA 02481                         Salomon Brothers (investment banking) from
                                                    January, 1988 to January, 1998).
Lora S. Collins (63)          Trustee               Attorney (formerly Attorney, Kramer, Levin,
  1175 Hill Road                                    Naftalis & Frankel (law firm) from
  Southold, NY 11971                                September, 1986 to November, 1996).
James E. Grinnell (69)        Trustee               Private Investor since November, 1988.
  22 Harbor Avenue
  Marblehead, MA 01945
Richard W. Lowry* (63)        Trustee               Private Investor since August, 1987.
  Seven Winter Street
  Nantucket, MA 02554
Salvatore Macera (67)         Trustee               Private Investor (formerly Executive Vice
  26 Little Neck Lane                               President and Director of Itek Corporation
  New Seabury, MA 02649                             (electronics) from 1975 to 1981).
William E. Mayer* (59)        Trustee               Partner, Development Capital, LLC (venture
  500 Park Avenue, 5th Floor                        capital) (formerly Dean, College of Business
  New York, NY 10022                                and Management, University of Maryland from
                                                    October, 1992 to November, 1996; Dean, Simon
                                                    Graduate School of Business, University of
                                                    Rochester from October, 1991 to July, 1992).
James L. Moody, Jr.* (67)     Trustee               Retired (formerly Chairman of the Board,
  16 Running Tide Road                              Hannaford Bros. Co. (food retailer) from
  Cape Elizabeth, ME 04107                          May, 1984 to May, 1997, and Chief Executive
                                                    Officer, Hannaford Bros. Co. from May, 1973
                                                    to May, 1992).
John J. Neuhauser (56)        Trustee               Dean, Boston College School of Management
  84 College Road                                   since September, 1977.
  Chestnut Hill, MA 02467

                                 POSITIONS AND                 PRINCIPAL OCCUPATIONS
NAME (AGE) AND ADDRESS         OFFICES WITH FUND               DURING PAST FIVE YEARS
----------------------         -----------------               ----------------------
Thomas E. Stitzel* (63)       Trustee               Professor of Finance, College of Business,
2208 Tawny Woods Place                              Boise State University (higher education);
Boise, ID 83706                                     Business consultant and author.
Robert L. Sullivan* (71)      Trustee               Retired (formerly Partner, KPMG Peat Marwick
  45 Sankaty Avenue                                 LLP, from July, 1966 to June, 1985).
  Siasconset, MA 02564
Anne-Lee Verville (53)        Trustee               Consultant (formerly General Manager, Global
  359 Stickney Hill Road                            Education Industry from 1994 to 1997, and
  Hopkinton, NH 03229                               President, Applications Solutions Division
                                                    from 1991 to 1994, IBM Corporation (global
                                                    education and global applications)).
Stephen E. Gibson (45)        President             President of the Fund and the Liberty Funds
                                                    since June, 1998, Chairman of the Board
                                                    since July, 1998, and Chief Executive
                                                    Officer and President since December, 1996,
                                                    and Director since 1996 of the Advisor
                                                    (formerly Executive Vice President from
                                                    July, 1996 to December, 1996); Director,
                                                    Chief Executive Officer and President of
                                                    Liberty Funds Group LLC (formerly known as
                                                    COGRA, LLC) ("LFG") since December, 1998
                                                    (formerly Director, Chief Executive Officer
                                                    and President of The Colonial Group, Inc.
                                                    ("TCG") from December, 1996 to December,
                                                    1998); Assistant Chairman of Stein Roe &
                                                    Farnham Incorporated ("SR&F") since August,
                                                    1998 (formerly Managing Director of
                                                    Marketing of Putnam Investments from June,
                                                    1992 to July, 1996).
J. Kevin Connaughton (34)     Controller and Chief  Controller and Chief Accounting Officer of
                              Accounting Officer    the Fund and the Liberty Funds, except
                                                    Liberty Funds Trust IX, since February,
                                                    1998; Controller, Liberty Funds Trust IX,
                                                    since December, 1998; Vice President of the
                                                    Advisor since February, 1998 (formerly
                                                    Senior Tax Manager, Coopers & Lybrand, LLP
                                                    from April, 1996 to January, 1998; Vice
                                                    President, 440 Financial Group/First Data
                                                    Investor Services Group from March, 1994 to
                                                    April, 1996).

                                 POSITIONS AND                 PRINCIPAL OCCUPATIONS
NAME (AGE) AND ADDRESS         OFFICES WITH FUND               DURING PAST FIVE YEARS
----------------------         -----------------               ----------------------
Timothy J. Jacoby (45)        Treasurer and Chief   Treasurer and Chief Financial Officer of the
                              Financial Officer     Fund and the Liberty Funds, except Liberty
                                                    Funds Trust IX, since October, 1996
                                                    (formerly Controller and Chief Accounting
                                                    Officer from October, 1997 to February,
                                                    1998); Treasurer of Liberty Funds Trust IX
                                                    since December, 1998; Senior Vice President
                                                    of the Advisor since September, 1996; Vice
                                                    President, Chief Financial Officer and
                                                    Treasurer of LFG since December, 1998
                                                    (formerly Vice President, Chief Financial
                                                    Officer and Treasurer of TCG from July, 1997
                                                    to December, 1998); Senior Vice President of
                                                    SR&F since August, 1998 (formerly Senior
                                                    Vice President, Fidelity Accounting and
                                                    Custody Services from September, 1993 to
                                                    September, 1996).
Nancy L. Conlin (45)          Secretary             Secretary of the Fund and the Liberty Funds,
                                                    except Liberty Funds Trust IX, since April,
                                                    1998 (formerly Assistant Secretary from
                                                    July, 1994 to April, 1998); Director, Senior
                                                    Vice President, General Counsel, Clerk and
                                                    Secretary of the Advisor since April, 1998
                                                    (formerly Vice President, Counsel, Assistant
                                                    Secretary and Assistant Clerk from July,
                                                    1994 to April, 1998); Vice President,
                                                    General Counsel and Secretary of LFG since
                                                    December, 1998) (formerly Vice President,
                                                    General Counsel and Clerk of TCG from April,
                                                    1998 to December, 1998; formerly Assistant
                                                    Clerk from July, 1994 to April, 1998).

---------------
* Denotes those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Advisor or one or more of the Underwriters. Mr. Carberry is an "interested person" as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc., an indirect parent company of the Advisor. Mr. Mayer is an "interested person" as defined in the 1940 Act because he is a director of Hambrecht & Quist Incorporated, a registered broker-dealer. Messrs. Lowry, Moody and Stitzel are "interested persons" as defined in the 1940 Act because each has a direct or indirect beneficial interest in, or is designated as trustee, executor or guardian of a legal interest in, one or more of the Underwriters or a controlling person (as such term is defined in the 1940 Act) of one or more of the Underwriters.

     The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.

     The Trustees of the Fund are also directors or trustees, as the case may be, of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII (formerly known as LFC Utilities Trust), Liberty Variable Investment Trust ("LVIT"), Colonial Municipal Income Trust, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial Intermediate High Income Fund, and Colonial Intermarket Income Trust I (collectively, each trust or any series thereof termed the "Liberty Funds").

     At the first annual meeting of the Fund's shareholders following the issuance of Municipal Preferred Shares, holders of outstanding shares of Municipal Preferred, voting together as one separate class, will elect two Trustees, and holders of outstanding Common Shares and shares of Municipal Preferred, voting together as a single class, will elect the remaining Trustees. See "Description of Shares -- Municipal Preferred Shares -- Voting Rights."

     The Trustees serve as trustees of all Liberty Funds for which each Trustee (except Mr. Carberry) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $1,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Liberty Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.

TRUSTEES AND TRUSTEES' FEES

     It is estimated that the Trustees will receive the amounts set forth below for the fiscal year ending November 30, 1999. For the calendar year ended December 31, 1998, the Trustees received the compensation set forth below for serving as trustees of the Liberty Funds.(a)

                                                                               TOTAL COMPENSATION FROM
                                            ESTIMATED COMPENSATION FROM      THE FUND COMPLEX PAID TO THE
                                            THE FUND FOR THE FISCAL YEAR    TRUSTEES FOR THE CALENDAR YEAR
TRUSTEE                                       ENDED NOVEMBER 30, 1999         ENDED DECEMBER 31, 1998(B)
-------                                     ----------------------------    ------------------------------
Robert J. Birnbaum(c).....................              $812                           $ 99,429
Tom Bleasdale(c)..........................               845(d)                         115,000(e)
John V. Carberry(f)(g)....................               N/A                                N/A
Lora S. Collins(c)........................               812                             97,429
James E. Grinnell(c)......................               845                            103,071
Richard W. Lowry(c).......................               812                             98,214
Salvatore Macera(h).......................               803                             25,250
William E. Mayer(c).......................               845                             99,286
James L. Moody, Jr.(c)....................               845(i)                         105,857(j)
John J. Neuhauser(c)......................               849                            105,323
Thomas E. Stitzel(h)......................               803                             25,250
Robert L. Sullivan(c).....................               876                            104,100
Anne-Lee Verville(c)(f)...................               803(k)                          23,445(l)

---------------
 (a) Neither the Fund nor the Fund Complex currently provides pension or retirement plan benefits to the Trustees.

 (b) At December 31, 1998, the complex consisted of 56 open-end and 5 closed-end management investment portfolios in the Liberty Funds (together, the "Fund Complex").

 (c) Elected by the shareholders of LVIT on October 30, 1998.

 (d) Is expected to include $431 payable in later years as deferred compensation.

 (e) Includes $52,000 payable in later years as deferred compensation.

 (f) Elected by the trustees of the closed-end Liberty Funds on June 18, 1998, and by the shareholders of the open-end Liberty Funds on October 30, 1998.

 (g) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. ("Liberty Financial").

 (h) Elected by the shareholders of the open-end Liberty Funds on October 30, 1998, and by the trustees of the closed-end Liberty Funds on December 17, 1998.

 (i) Total estimated compensation of $845 for the fiscal year ended November 30, 1999, is expected to be payable in later years as deferred compensation.

 (j) Total compensation of $105,857 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

 (k) Total estimated compensation of $803 for the fiscal year ended November 30, 1999, is expected to be payable in later years as deferred compensation.

 (l) Total compensation of $23,445 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

For the calendar year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as trustees or directors of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (formerly known as LAMCO Trust I) (together, the "Liberty All-Star Funds")(m).

                                                                      TOTAL COMPENSATION FROM
                                                            THE LIBERTY ALL-STAR FUNDS FOR THE CALENDAR
TRUSTEE                                                           YEAR ENDED DECEMBER 31, 1998(n)
-------                                                     -------------------------------------------
Robert J. Birnbaum........................................                    $25,000
John V. Carberry(o).......................................                        N/A
James E. Grinnell.........................................                     25,000
Richard W. Lowry..........................................                     25,000
William E. Mayer(p).......................................                     14,000
John J. Neuhauser(q)......................................                     25,000

---------------
 (m) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/ directors.

 (n) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

 (o) Elected by the trustees/directors of the Liberty All-Star Funds on June 30, 1998. Does not receive compensation because he is an affiliated trustee and employee of Liberty Financial.

 (p) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998, and by the directors of the Liberty All-Star Growth Fund, Inc. on December 17, 1998.

 (q) Elected by the shareholders of the Liberty All-Star Funds on April 22,
     1998.

     At        , 1999, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     At        , 1999,        , owned of record        shares, representing
       , of the Fund's outstanding shares.

     In addition to the provisions discussed in the Prospectus under "Certain Provisions in the Agreement and Declaration of Trust," the Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund but that such indemnification will not relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISOR

     Colonial Management Associates, Inc. (the "Advisor"), and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor, sub-advisor or administrator for 62 open-end and 7 closed-end management investment company portfolios. Trustees and officers of the Fund, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Fund. More than 30,000 financial advisors have recommended the Liberty Funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

     The Advisor is a subsidiary of Liberty Funds Group LLC ("LFG"), One Financial Center, Boston, MA 02111. LFG is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and of property and casualty insurance in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

     Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish the Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, the Fund pays a monthly fee based on the average weekly net assets of the Fund for such month. Under the Agreement, any liability of the Advisor to the Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisor pays all salaries of officers of the Fund. The Fund pays all expenses not assumed by the Advisor, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing any prospectuses sent to shareholders.

     The Advisor also provides the Fund with bookkeeping and pricing services, and for these services, the Fund pays the Advisor a monthly fee of $1,500 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: 0.0233% on the next $950 million; 0.0167% on the next $1 billion; 0.0100% on the next $1 billion; and 0.0007% on the excess over $3 billion of the average net assets of the Fund for such month.

     The Advisor also acts as investment advisor to the other Liberty Funds (described under "Fund Charges and Expenses -- Trustees' Fees"). The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Fund also serve as officers, directors or trustees of other Liberty Funds and the other corporate or fiduciary clients of the Advisor. The other investment companies and clients advised by the Advisor may sometimes invest in securities and options in which the Fund will also invest. If the Fund, such other investment companies and such clients desire to buy or sell the same portfolio securities or options at about the same time, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices may have a detrimental effect on the price or volume of the securities or options as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Liberty Funds outweighs the disadvantages, if any, which might result from these practices.

                             PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Advisor will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Advisor and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Trustees.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund recently commenced operations and has not paid any brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for the Fund is expected to be approximately 50%.

                                NET ASSET VALUE

     Net asset value of the Fund will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

                             DESCRIPTION OF SHARES

     The descriptions of the Common Shares and the Municipal Preferred Shares contained in the Prospectus and this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust of the Trust (the "Declaration") and the By-Laws of the Trust (the "By-Laws"), each as from time to time amended. Copies of the Declaration and the form of the By-Laws are filed as exhibits to the Registration Statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

COMMON SHARES

     The Declaration authorizes the issuance of an unlimited number of Common Shares, no par value. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Municipal Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Municipal Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Municipal Preferred Shares would be at least 200% after giving effect to such distributions. See "Municipal Preferred Shares" below.

     The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure such as the Fund will have once it issues Municipal Preferred Shares. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares" in this Statement of Additional Information and the Prospectus under "Use of Leverage and Related Risks" and "Additional Risk Considerations."

MUNICIPAL PREFERRED SHARES

     The Declaration authorizes the issuance of an unlimited number of Municipal Preferred Shares, no par value, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Municipal Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Municipal Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Municipal Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. That offering would be made through a separate prospectus. Although the terms of the Municipal Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Municipal Preferred Shares offering, the Board has stated that the initial series of Municipal Preferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Municipal Preferred Shares will likely be as stated below.

     PREFERENCE ON DISTRIBUTION. The Municipal Preferred Shares have complete priority over the Common Shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Municipal Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Municipal Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund with or into any Massachusetts business trust or corporation shall be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of Municipal Preferred Shares, the Fund must comply with Section 18(i) of the Investment Company Act of 1940 (the "1940 Act") which requires, among other things, that Municipal Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of Municipal Preferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of Municipal Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of Municipal Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on the Fund's outstanding Municipal Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Municipal Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all such dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Municipal Preferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Municipal Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Municipal Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Municipal Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Municipal Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies -- Investment Restrictions." The class or series vote of holders of Municipal Preferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Municipal Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Municipal Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF MUNICIPAL PREFERRED SHARES BY THE FUND. The terms of the Municipal Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Municipal Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Municipal Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of Leverage and Related Risks" in the Prospectus.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Municipal Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Municipal Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          REPURCHASE OF COMMON SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Common Shares trade in the open market at a price that is a function of several factors, including net asset value and yield. Although the common shares of a closed-end investment company such as the Fund that invests substantially all of its assets in investment grade municipal obligations have generally traded at a premium to net asset value, such shares have occasionally traded at a discount to net asset value. The Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Description of Shares -- Municipal Preferred Shares" for a discussion of the limitations on the Fund's ability to engage in certain transactions. The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of the Fund's Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange (the "Exchange"), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York State banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience. Before deciding whether to take any action in response to a discount from net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                       MISCELLANEOUS INVESTMENT PRACTICES

SHORT-TERM TRADING

     In seeking to accomplish the Fund's investment objective, the Advisor may buy or sell portfolio securities whenever the Advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Advisor does not consider how long the Fund has owned the security. From time to time the Fund may buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gain, such gain generally will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other investment companies. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

LOWER-RATED SECURITIES

     The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated by another Rating Agency and unrated municipal bonds considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B by Moody's or Standard & Poor's or comparably rated by another Rating Agency. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." These risks include greater sensitivity to a general economic downturn and less secondary market trading. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value for such securities.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A for a description of security ratings.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other Funds and accounts managed by the Advisor and its affiliates, holds all or a major portion of the securities outstanding. Although the Advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

     Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The Fund may invest without limit in such bonds.

     To the extent the Fund invests in lower-rated or unrated securities, the achievement of the Fund's goals is more dependent on the Advisor's investment analysis than would be the case if the Fund were investing in investment grade securities.

PRIVATE PLACEMENTS

     The Fund may invest in securities that are purchased in private placements and, accordingly, may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

STEP COUPON BONDS (STEPS)

     The Fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

TENDER OPTION BONDS

     A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

     The Fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments, which consist of additional securities, will also be subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

     The Fund may invest in short-term money market instruments as follows:
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs.

FORWARD COMMITMENTS

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses on the sale of forward commitments.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Liberty Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

     WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Advisor such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

     The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

FUTURES CONTRACTS AND RELATED OPTIONS

     Subject to applicable law, the Fund may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     The Fund does not intend to purchase or sell futures or related options for other than hedging purposes if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, similar to those described above in connection with the discussion of futures contracts.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

     There is no assurance that higher than normal trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund would be likely to lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of high yield corporate securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its high yield corporate securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the high yield corporate securities held in its portfolio.

     INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

     There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by the Fund is also subject to the Advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a profitable position over a short time period.

     OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

     As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

     The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant. If the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

ZERO COUPON SECURITIES (ZEROS)

     The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from zero coupon and stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

INVERSE FLOATERS

     Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

ADDITIONAL INFORMATION ON MUNICIPAL OBLIGATION INSURANCE

     ORIGINAL ISSUE INSURANCE. If interest or principal on a Municipal Obligation is due, but the issuer fails to pay it, the insurer will make payments in the amount due to its fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     PORTFOLIO INSURANCE. Each portfolio insurance policy will be noncancellable and will remain in effect so long as (i) the Fund is in existence, (ii) the Fund continues to own the Municipal Obligations covered by the policy, and (iii) the Fund timely pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional Municipal Obligations the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

     Factors pertaining to the Fund's investment in New York Municipal Obligations are set forth in Appendix B -- "Special Considerations Relating to New York."

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

  Federal Taxation of the Fund

     The ability of the Fund to qualify for taxation as a regulated investment company under Subchapter M of the Code requires, among other things, that the Fund satisfy income and asset diversification tests, and distribute substantially all its income to its shareholders, as described below. Specifically, in order to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities, or options and futures with respect to stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. The Fund must also satisfy an asset diversification test. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated interment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Finally, the Fund must distribute to its shareholders with respect to each year at least 90% of the sum of (1) its net tax-exempt interest income and (2) its taxable net investment income (including, generally, taxable interest, dividends and certain other income, less certain expenses, and the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement").

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), plus 100% of any undistributed income from the preceding year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     The Fund generally intends to make sufficient distributions (including by way of deemed distributions) of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, the Fund may elect to pay the excise tax liability if it determines that the costs of making an excise tax distribution are greater than the excise tax liability that would be due upon the failure to make such excise tax distribution.

     If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     If at any time when shares of Municipal Preferred are outstanding the Fund does not meet applicable asset coverage requirements, the Fund will be required to suspend distributions to holders of Common Shares until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax described above and may prevent the Fund from satisfying the Distribution Requirement. The Fund may redeem shares of Municipal Preferred in an effort to comply with the Distribution Requirement and to avoid the excise tax. See "Description of Municipal Preferred -- Dividends."

  Federal Taxation of Shareholders

     DIVIDENDS AND OTHER DISTRIBUTIONS. Prior proposed legislation that was ultimately not enacted would have reinstated a deductible tax (the "Environmental Tax"), imposed through tax years beginning before January 1, 1996, at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends paid by the Fund that are included in a corporate shareholder's alternative minimum taxable income may subject such shareholder to the Environmental Tax. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Corporate shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     As discussed in the Prospectus, exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisors before investing in Common Shares.

     Any dividend paid by the Fund during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Fund in October, November or December of such preceding year and was payable to shareholders of record on a date in such month.

     All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares may not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of capital gain net income) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Common Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Under federal tax law in effect at the date of this Prospectus, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including Common Shares) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations and some individuals) and portfolio investments (in the case of individuals). Prior proposed legislation that was ultimately not enacted would have further limited or repealed this two-percent de minimis exception, which could reduce the total after-tax yield of the Municipal Preferred to investors to whom the de minimis exception would otherwise apply. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     SALES OR REDEMPTIONS OF SHARES. From time to time the Fund may make a tender or repurchase offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares, and dispose of all shares of Municipal Preferred, held or considered under Code rules to be held by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of Municipal Preferred held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Municipal Preferred, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders (including holders of Municipal Preferred) will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Municipal Preferred held by a holder of Municipal Preferred and such holder of Municipal Preferred is treated as having received a taxable dividend upon such redemption, there is a remote risk that holders of Common Shares and non-redeeming holders of Municipal Preferred will be treated as having received taxable distributions from the Fund.

     FOREIGN INVESTORS. Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions of the Fund's net capital gain received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The Internal Revenue Service revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and owners of Common Shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Owners of Common Shares are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

FOREIGN, STATE AND LOCAL TAX MATTERS

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any foreign, state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Holders of shares of Municipal Preferred are advised to consult with their own tax advisors about foreign, state and local tax matters.

SPECIAL TAX CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

     Information regarding the New York tax consequences of investing in the Fund are set forth in Appendix B -- "Special Considerations Relating to New York."

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that a notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

                                   CUSTODIAN

     The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, independent accountants, have reviewed the
Statement of Assets and Liabilities of the Fund dated        , 1999 in
connection with the filing of such Statement with the Securities and Exchange Commission. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

                             MISCELLANEOUS MATTERS

     From time to time, the Fund may discuss or quote its current portfolio manager or managers as well as other investment personnel, including such person's or persons' views on the following matters: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process, including the use of investment teams; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

     The Fund may also quote evaluations mentioned in independent radio or television broadcasts or print material, and use charts and graphs to illustrate the effects of compounding and tax-deferral and to compare tax-exempt yields and their taxable equivalent. The Fund may discuss current market conditions in comparing the yields of municipal bonds and taxable bonds. The Fund may also discuss the benefits of investing in insured bonds and the Fund's anticipated initial portfolio composition, including using charts and graphs to illustrate the percentages which the Fund expects to invest in bonds rated in certain rating categories by one or more Rating Agencies.

     From time to time, the Fund may also discuss or quote the views of its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following matters: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA   Debt rated "AAA" has the highest rating assigned by Standard
      & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
      The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
      The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.
C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2  Satisfactory capacity to pay principal and interest.
SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
      Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
      Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1   This designation denotes best quality. There is present
               strong protection by established cash flows, superior
               liquidity support or demonstrated broadbased access to the market for refinancing.
MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3   This designation denotes favorable quality. All security
               elements are accounted for but there is lacking the
               undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for
               refinancing is likely to be less well established.
MIG 4/VMIG 4   This designation denotes adequate quality. Protection
               commonly regarded as required of an investment security is present and although not distinctly or predominantly
               speculative, there is specific risk.
S.G.           This designation denotes speculative quality. Debt
               instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                   APPENDIX B

                  SPECIAL CONSIDERATIONS RELATING TO NEW YORK

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Obligations in which the Fund invests.

NEW YORK CITY

     GENERAL. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderate job growth and wage increases.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     CITY'S FINANCING PROGRAM. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds, $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.8 billion of bonds to be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the four leading cigarette companies. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

     Without additional borrowing capacity, under current projections the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. If TSASC is not able to issue $2.8 billion of bonds, the City will need to find another source of financing or substantially curtail or halt its capital program. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the Transitional Finance Authority. Even with the ability to issue $2.8 billion in bonds by TSASC, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and

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other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.

     1998 FISCAL YEAR. For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     1999 MODIFICATION AND 2000-2003 FINANCIAL PLAN. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year (July 1, 1998-June 30, 1999) submitted to the New York State Financial Control Board (the "Control Board") on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.

     On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

     The 1999 Modification and the 2000-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

     In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003 which include additional (i) City agency actions, (ii) federal revenue sharing and Medicaid aid and (iii) State actions including Medicaid cost containment initiatives. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

     ASSUMPTIONS. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion

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of which may depend on the successful completion of negotiations with The Port
Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action;
(iii) State and federal approval of the State and federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     MUNICIPAL UNIONS. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     INTERGOVERNMENTAL AID. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in reductions or delays in the receipt of federal grants which could have additional adverse effects on the City's cash flow or revenues.

     YEAR 2000 COMPUTER MATTERS. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 69% (current as of June 18, 1999) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     CERTAIN REPORTS. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected

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operating deficits. Some of these reports and statements have warned that the
City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

     On May 24, 1999, the City Comptroller issued a report on the City's financial plan as previously updated in April 1999 (the "April Financial Plan"). With respect to the 1999 fiscal year, the report identified a possible surplus of $94 million, after $2.1 billion of discretionary transfers and subsidy payments assumed in the April Financial Plan, due to the possibility of higher than forecasted tax revenues. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the April Financial Plan, the report projected budget gaps of between $1.8 billion and $3.0 billion, $1.8 billion and $3.1 billion, and $2.0 billion and $3.6 billion in fiscal years 2001 through 2003, respectively.

     With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $698 million and $873 million, $1.0 billion and $2.2 billion, $978 million and $2.2 billion, and $1.1 billion and $2.7 billion, respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003. Additional risks identified in the report for fiscal years 2000 through 2003 include the revenues from the non-residents earnings tax, which the State Legislature has voted to repeal, at a potential cost to the City of between $360 million and $398 million annually starting in fiscal year 2000; assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, State and federal gap-closing actions proposed in the April Financial Plan; possible increased overtime expenditures, the sale of the New York City Coliseum in fiscal year 2001; and the write-down of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003. The report noted that these risks may be offset by additional resources of approximately $900 million in each of fiscal years 2000 through 2002 and approximately $800 million in fiscal year 2003. The report further noted that expenditure growth continued to exceed revenue growth, and that deficits could increase if the economy deteriorates. In addition, the report noted that HHC faces a number of uncertainties that may have a negative impact on its long-term viability, including proposed State and federal reductions to both Medicaid and Medicare and a significant decline in patient utilization. The decline in utilization has been primarily reflected in Medicaid revenue which accounts for approximately 50% of HHC's total revenues, and which has been adversely affected by a smaller welfare population, local welfare cost containment initiatives and greater competition for Medicaid funds among area hospitals. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 63,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for non-felony offenses, may expose the City to substantial costs from the settlement of litigation.

     On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

     On May 20, 1999, the staff of the OSDC issued a report on the City's Executive Budget for fiscal year 2000. The report notes that tax revenues are likely to be higher than forecast by the City for fiscal years 1999 and 2000 by a total of $275 million, which may be needed to offset potential budget risks, such as a possible delay in the receipt of the proceeds from the tobacco settlement and shortfalls in federal and State gap-closing aid assumed in the April Financial Plan. With respect to the subsequent fiscal years in the April Financial

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Plan, the report noted that, while the budget gaps have been reduced to about
$1.7 billion annually, they make no provision for wage increases after the expiration of current contracts which, at the projected rate of inflation, would increase costs by more than $1 billion by fiscal year 2003.

     In addition, the report noted that it is anticipated that an independent actuarial consulting firm reviewing the assumptions and methodologies to compute City pension contributions will issue its report and will recommend changes, such as a reduction in the pension fund investment earnings assumption. These changes, in addition to those that the City Actuary may recommend, could cost in excess of $500 million annually. In addition, the report noted that legislation is under consideration that would increase retirement benefits for certain City employees. Finally, the report noted that the City remains vulnerable to an economic downturn which could result in a significant shortfall in projected non-property tax revenues and higher pension fund contributions and public assistance costs.

     On May 27, 1999, the staff of the Control Board issued a report on the April Financial Plan. The report noted that the City will end the 1999 fiscal year with a substantial surplus and that the budget proposed by the Mayor for fiscal year 2000 also appears to be balanced. However, the report noted that the lack of a State budget left uncertainties as to the amount of intergovernmental aid which will be available to the City in fiscal year 2000, and that the proposed elimination by the State of the City's non-residents earnings tax will require the City to make appropriate adjustments to its revenue and expenditure forecasts. The report further noted that large gaps still exist in subsequent fiscal years of the April Financial Plan, even before accounting for known risks such as the impact of future collective bargaining negotiations. Finally, the report noted that the City's business and personal income taxes are particularly susceptible to the vagaries of the financial markets and, if the economy falters, the City will likely experience a decline in revenues and an increase in social service costs which will increase the out-year gaps in the April Financial Plan.

     On May 14, 1999, the IBO released a report providing its analysis of the April Financial Plan. The report estimated a potential surplus of $356 million in fiscal year 2000 and potential gaps of $2.3 billion, $3.0 billion and $3.1 billion for fiscal years 2001 through 2003, respectively, which reflect, among other things, salary increases for City employees totaling $232 million, $607 million and $1.0 billion in fiscal years 2001 through 2003, respectively, which are not included in the April Financial Plan. Uncertainties identified in the report include federal and State gap-closing actions assumed in the April Financial Plan relating to Medicaid assistance or cost containment, State tort reform legislation and State funding for low income uninsured disabled children. The report noted that, while the strength of the local economy is helping the City solve many of its near term budget problems, persistently large projected out-year gaps remain a major concern for the City, and even a modest slackening of the growth forecast for the next four years could increase projected budget gaps.

     SEASONAL FINANCING REQUIREMENTS. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     RATINGS. As of June 18, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any

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given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     OUTSTANDING INDEBTEDNESS. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.8 and $3.2 billion of outstanding net long-term debt. As of May 19, 1999, the Water Authority had approximately $8.7 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

     WATER, SEWER AND WASTE. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

     Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City prior to July 1999 was required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City as of June 18, 1999 was recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.

NEW YORK STATE

     CURRENT ECONOMIC OUTLOOK. The State's 1999-2000 Financial Plan is based upon a June 1999 projection by the State Division of Budget of national and State economic activity. The information in this section, obtained from the State's Annual Information Statement, dated August 24, 1999, summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the State's 1999-2000 Financial Plan. The State Division of Budget Expects that national economic growth will be quite robust throughout calendar year 1999. Real Gross Domestic Product ("GDP") growth is project to be 4.0 percent in 1999, above the 1998 growth rate of 3.9 percent. In 2000, real GDP growth is expected to be 2.4 percent.

     The forecast of the State's economy shows continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are

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expected to continue to do well, while employment in the manufacturing sector is expected to post a modest decline. On an average annual basis, the employment growth rate in the State is expected to be somewhat lower than in 1998 and the unemployment rate is expected to drop further to 5.1 percent. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth rate in bonus payments moderates.

     Overall employment growth in the State was 2.0 percent in 1998, but is expected to drop to 1.7 percent in 1999 and to 1.3 percent in 2000. On the national level, employment growth was 2.6 percent for 1998 and is projected to be 2.1 percent and 1.8 percent for 1999 and 2000, respectively.

     On an average annual basis, the State unemployment rate was 5.6 percent in 1998 and is projected to be 5.1 percent and 5.0 percent for 1999 and 2000, respectively. For the nation as a whole, the unemployment rate was 4.5 percent for 1998, and is projected to be 4.2 percent in 1999 and 4.1 percent in 2000.

     Personal income in the State grew by 5.3 percent in 1998, and is projected to grow by 4.7 percent in 1999 and 4.1 percent in 2000. For the nation, personal income grew by 5.0 percent in 1998, and is projected to grow by 5.1 percent and
4.8 percent, respectively, for 1999 and 2000.

     The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Inventory investment dues to year 2000 computer matters may be significantly stronger than expected towards the end of 1999 possibly followed by significant weakness early in 2000. Also, improvements in foreign economies may be weaker-than-expected and therefore may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the direction and magnitude of fluctuations in oil prices. In addition, the State economic forecast could over- or underestimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

     THE NEW YORK ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of all nonfarm labor and proprietors' income. Farming is an important part of large regions of the State, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

     THE 1999-2000 FISCAL YEAR. The State's 1999-2000 fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 1999-2000 fiscal year, the State enacted appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the

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"1999-2000 Financial Plan" or the "State Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature.

     General Fund receipts, including transfers from other funds, are projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in the 1998-1999 fiscal year. General Fund disbursements, including transfers to other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over the 1998-1999 fiscal year. The 1999-2000 Financial Plan projects the State to close the 1999-2000 fiscal year with a closing balance of $2.85 billion in the General Fund.

     RECEIPTS. The $39.31 billion in total General Fund receipts includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in the 1998-1999 fiscal year to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-1999 figures and inflating 1999-2000 figures.

     Personal income taxes are imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Potential changes to federal tax law could alter the federal definitions of income on which certain State taxes rely. Such changes could have a significant impact on State revenues in the future. Net General Fund personal income tax collections are projected to reach $22.95 billion in the 1999-2000 fiscal year, well over half of all General Fund receipts and nearly $2.87 billion above the reported 1998-1999 fiscal year collection total. Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-1999 to 1999-2000 as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

     User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. User taxes and fees are projected to total $7.35 billion in 1999-2000, an increase of $105 million from reported collection in the 1998-1999 fiscal year. The sales tax component of this category accounts for virtually of the 1999-2000 fiscal year growth.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Business tax receipts are expected to total approximately $4.63 billion in 1999-2000, $230 million below 1998-1999 results. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes.

     Transfers from other funds to the General Fund consists primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-1999. Total transfers of sale taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.36 billion in the 1999-2000 fiscal year, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in the 1998-1999 fiscal year and the growing effects of the phase-out of the medical provider assessments, scheduled to be eliminated in January 2000.

     Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total $1 billion for 1999-2000, $137 million below the 1998-1999 level. The primary

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factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of already enacted reductions in the estate and gift taxes.

     NON-RECURRING RESOURCES. The State Division of the Budget estimates that the 1999-2000 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $500 million, or 1.3 percent of General Fund resources, the largest of which is the first phase of the privatization of the Medical Malpractice Insurance Association. To the greatest extent possible, one-time resources are expected to be utilized to finance one-time costs, including Year 2000 compliance costs and certain capital spending.

     DISBURSEMENTS. Grants to Local Governments is projected to constitute approximately 68.5 percent of all 1999-2000 fiscal year General Fund disbursements, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $25.60 billion for the 1999-2000 fiscal year, an increase of $910 million or
3.68 percent from the level for the 1998-1999 fiscal year. Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. Spending for Medicaid in 1999-2000 is projected to total $5.54 billion, essentially unchanged from the 1998-1999 fiscal year. Disbursements for all other health and social welfare programs are projected to total $2.70 billion, a decrease of $252 million. Lower welfare spending, driven by State and federal reforms and a robust economy, accounts for most of the decline.

     State Operations is projected to constitute approximately 18.4 percent of all 1999-2000 fiscal year General Fund disbursements. State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $6.89 billion for the 1999-2000 fiscal year. Personal service costs account for approximately 73 percent of spending in this category. Spending in this category is projected to increase by $207 million or 3.1 percent above 1998-1999. The growth reflects $100 million in projected spending for new collective bargaining agreements that the State expects to be ratified during the 1999-2000 fiscal year. The annualized costs of current collective bargaining agreements, growth in the Legislative and Judiciary budgets, and staffing costs for the State's Year 2000 compliance programs also contribute to the year-to-year growth in spending. The State's overall workforce is projected to remain stable at approximately 191,300 persons.

     General State Charges is projected to constitute approximately 5.5 percent of all 1999-2000 fiscal year General Fund disbursements. This category accounts primarily for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. It includes employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.04 billion for the 1999-2000 fiscal year, a decrease of $222 million from the 1998-1999 fiscal year.

     Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 6.1 percent of all 1999-2000 fiscal year General Fund disbursements. Capital/Other is projected to constitute approximately 1.5 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.27 billion in the 1999-2000 fiscal year, an increase of $183 million from 1998-1999. Transfers for capital projects are projected to total $168 million in 1999-2000, a decline of $78 million from the 1998-1999 fiscal year which is primarily due to the delay of the receipt of payment of certain reimbursements in the 1998-1999 fiscal year.

     FUTURE FISCAL YEARS. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Division of the Budget indicates that the State will have a 2000-2001 fiscal year budget gap of approximately $1.9 billion, or about, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption of the projected costs of new collective bargaining agreements, $500 million in assumed operating

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

efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

     The State and the United University Professionals (UUP) union have reached a tentative agreement on a new four-year labor contract. The State is continuing negotiations with other unions representing State employees, the largest of which is the Civil Service Employees Association (CSEA). CSEA previously failed to ratify a tentative agreement on a new four-year contract earlier in 1999. The 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2000-2001 to cover the recurring costs of any new agreements. To the extent these reserves are inadequate to finance such agreements, the costs of new labor contracts could increase the size of future budget gaps.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-2001 Financial Plan will achieve $500 million in savings from initiatives by state agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

     SPECIAL CONSIDERATIONS. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

     The State Financial Plan is based upon forecasts of national and State economic activity. Many uncertainties exists in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

     An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's

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

Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to date and does not now expect to be subject to associated federal fiscal penalties.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in the any given fiscal year or to align recurring receipts and disbursements in any given fiscal year.

     To help guard against these risks, the State has projected reserves of $2.4 billion in the 1999-2000 fiscal year.

     YEAR 2000 COMPUTER MATTERS. New York State is currently addressing "Year 2000" ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Y2K issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

     In April 1999 the State Comptroller released an audit on the State's Y2K compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

     The Office for Technology ("OFT") will continue to monitor compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. OFT reported that as of June 1999, the State had completed over 98 percent of the overall compliance effort for its mission-critical systems; 55 of the 56 systems are now Y2K compliant. As of June 1999, the State had completed 87 percent of the overall compliance effort on the high-priority systems; 236 systems are now Y2K compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems which is scheduled to be completed by September 1999.

     The State is also addressing a number of issues related to bringing its mission-critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, State, local and private data partners; completing an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Y2K compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. These plans have been completed and tested as of June 1999 and are being integrated into the State Emergency Response Plan under the direction of the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State-regulated utilities complete Y2K activities for mission-critical systems, including contingency plans, by July 1, 1999. The Public Service Commission is currently reviewing these plans as part of their Y2K regulatory and oversight role. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Y2K compliance.

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

     While the State is taking what it believes to be appropriate action to address Y2K compliance, there can be no guarantee that all of the State's systems and equipment will be Y2K compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Y2K compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Y2K compliance could have an adverse impact on State operations or finances as well.

     PRIOR FISCAL YEARS (GAAP-BASIS). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes.

     The State completed its 1998-1999 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated fund balance of $1.645 billion in the General Fund.

     The State completed its 1997-1998 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds. The State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis.

     The State completed its 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds. The State reported an accumulated deficit of $995 million in the General Fund.

     PRIOR FISCAL YEARS (CASH BASIS). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

     The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of
6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

     The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

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     The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

     The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

     LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolutions authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowing.

     FINANCING ACTIVITIES. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1999, the total amount of outstanding general obligation debt was approximately $4.825 billion, including $185 million in bond anticipation notes. The total amount of moral obligation debt was $629 million (down from $1.39 billion as of March 31, 1998). $25.902 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The total amount of State-supported debt outstanding grew from 3.48 percent of personal income in the State in the 1989-1990 fiscal year to 6.26 percent for the 1998-1999 fiscal year while State-related debt

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outstanding remained relatively stable at 6.59 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at roughly the same rate. At the end of the 1998-1999 fiscal year, there was $37.74 billion of outstanding State-related debt and $35.84 billion of outstanding State-supported debt.

     During the prior ten years, State-supported long-term debt service increased on an average annual basis by 8.8 percent to $3.38 billion by the 1998-1999 fiscal year while all governmental funds receipts increased on an average annual basis of 5.3 percent. This resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1989-1990 to fiscal year 1998-1999.

     PUBLIC AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, up from $84 billion as of December 31, 1997. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

     RATINGS. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Obligations in which the Fund invests.

     LITIGATION. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. State programs are frequently challenged on State and federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1999, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $895 million.

     OTHER LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.

     In 1997, the total indebtedness of all localities in the State, other than the City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

NEW YORK TAX MATTERS

     The following is based upon the advice of Brown & Wood LLP, special New York counsel to the Fund.

GENERAL

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to federal income tax

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to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income for federal income tax purposes ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year.

     To the extent that the dividends distributed to the Fund's shareholders are derived from interest income excludable from gross income for federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs, if any, held by the Fund.

     The portion of exempt-interest dividends paid from interest received by the Fund from New York Municipal Obligations also will be exempt from New York State and New York City personal income taxes. To the extent distributions from the Fund are attributable to sources other than interest on New York Municipal Obligations such distributions will not be exempt from New York State and New York City personal income taxes. However, exempt-interest dividends (whether or not attributable to interest on New York Municipal Obligations) paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax. Shareholders subject to income taxation by states other than New York and cities other than New York City will realize a lower after-tax rate of return than New York State and New York City shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states or cities. The Fund will inform shareholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes to the extent attributable to exempt-interest dividends.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for federal income tax purposes and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates for federal income tax purposes. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends or capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income and capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common stock and series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

     The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax. The federal alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an increased federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for federal alternative minimum tax purposes. The Code further provides that corporations are subject to a federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a federal alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for federal income tax and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends on the common stock would not be exempt from federal income taxes. Additionally, the Fund would be subject to the federal alternative minimum tax.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX RATE COMPARISONS

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code and New York State and New York City tax laws, applying tax rates expected to be applicable to individuals for 1999.

                                                                           TAX EXEMPT YIELD
                                               COMBINED      --------------------------------------------
            (TAXABLE INCOME*)                FEDERAL, NY       4.75       5.00%       5.25%       5.50%
-----------------------------------------   STATE AND CITY   --------   ---------   ---------   ---------
   SINGLE RETURN         JOINT RETURN        TAX BRACKET      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------   -------------------   --------------   --------------------------------------------
$ 25,751 - $ 50,000   $ 45,001 - $ 90,000       35.65%         7.38%       7.77        8.16%       8.55%
$ 50,001 - $ 62,450   $ 90,001 - $104,050       35.69          7.39        7.77        8.16%       8.55%
$ 62,451 - $130,250   $104,051 - $158,550       38.37          7.71        8.11        8.52%       8.92%
$130,251 - $283,150   $158,551 - $283,150       42.84          8.31        8.75        9.18%       9.62%
      Over $283,150         Over $283,150       46.05          8.80        9.27        9.77%      10.19%

---------------
* Net amount subject to federal, New York State, and New York city personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and New York State, and combined federal, New York State, and New York City tax brackets are calculated using the highest New York tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New York taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 28%, 31%, 36%, 36% and 39.6%. A supplemental New York State tax will also apply to filers with adjusted gross income between $100,000 and $150,000 which phases out the benefit of lower marginal brackets. The adjustment is not reflected above.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (1)  Financial Statements:

               Included in Part A

               None

               Included in Part B

               Report of Independent Accountants(2)

               Statement of Assets and Liabilities(2)

     (2)  Exhibits

          (a)(1)    Agreement and Declaration of Trust(1)
          (b)       By-Laws(2)
          (c)       Not applicable
          (d)(1)    To be filed under amendment
          (d)(2)    Form of specimen certificate for the municipal auction rate cumulative preferred shares(2)
          (e)       Dividend Reinvestment Plan(2)
          (f)       Not applicable
          (g)       Management Agreement with Colonial Management Associates,
                    Inc. (2)
          (h)       Form of Underwriting Agreement(2)
          (i)       Not applicable
          (j)       To be filed under amendment

         (k)       To be filed under amendment
         (l)       Opinion and Consent of Ropes & Gray, counsel to Registrant(2)
         (m)       Not applicable
         (n)       Consent of independent accountants(2)
         (o)       Not applicable
         (p)       Not applicable
         (q)       Not applicable

A copy of the Power of Attorney for each of Robert J. Birnbaum, Tom Bleasdale, John Carberry, Lora S. Collins, James E. Grinnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, Robert L. Sullivan and Anne-Lee Verville is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement of Colonial Trust IV, Registration Nos. 2-62492 and 811-2865, filed with the Commission on or about November 6, 1998.

----------------------------------
(1) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about August 11, 1999.

(2)  To be filed under amendment

Item 25.  Marketing Arrangements.

          See Sections _______ of Exhibit (h) of Item 24(2) of this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution.

          The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

               Registration fees(2)
               New York Stock Exchange listing fee(2)
               Printing(2)
               Accounting fees and expenses(2)
               Legal fees and expenses(2)
               Underwriters expense reimbursement(2)
               NASD fee(2)
               Miscellaneous(2)
                                                                --------
                    Total (2)                                  $
                                                                ========
(2)  To be filed under amendment

Item 27.  Persons Controlled by or under Common Control with Registrant.

          None.

Item 28.  Number of Holders of Securities

                Title of Class                       Number of Record Holders
                --------------                       ------------------------
                Common Shares of Beneficial Interest            -0-

Item 29.  Indemnification.

          The Agreement and Declaration of Trust, as amended, filed as Exhibit (a)(1) to this Registration Statement provides for indemnification to each of the Registrant's Trustees and officers against all liabilities and expenses incurred in acting as Trustee or officer, except in the case of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustees and officers.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                The Registrant, Colonial Management Associates, Inc. and their respective trustees, directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.  Business and Other Connections of Investment Adviser

               The description of the business of Colonial Management Associates, Inc., the Registrant's Investment Adviser, is set forth under the caption "The Advisor" in the Prospectus forming part of this Registration Statement. The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc.

Registrant's investment adviser, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment adviser under the Advisers Act. As of the end of the fiscal year, December 31, 1998, CASI had four institutional, corporate or other accounts under management or supervision, the market value of which was approximately $227 million. As of the end of the fiscal year, December 31, 1998, Colonial was the investment adviser, sub-adviser and/or administrator to 57 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $18,950.90 million.

The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:


(1)                       (2)                       (3)                            (4)
Name and principal
business
addresses*            Affiliation
of officers and       with            Period is through 05/31/99.  Other
directors of          investment      business, profession, vocation or
investment adviser    adviser         employment connection                Affiliation
------------------    ----------      --------------------------------     -----------
Allard, Laurie        V.P.

Archer, Joseph A.     V.P.


Ballou, William J.    V.P.,           Liberty Trusts I through IX          Asst. Sec.
                      Asst.           Colonial High Income
                      Sec.,              Municipal Trust                   Asst. Sec.
                      Counsel         Colonial InterMarket Income
                                         Trust I                           Asst. Sec.
                                      Colonial Intermediate High


                                         Income Fund                       Asst. Sec.
                                      Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                      Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                      AlphaTrade Inc.                      Asst. Clerk
                                      Liberty Funds Distributor,
                                         Inc.                              Asst. Clerk
                                      Liberty Financial Advisers,
                                         Inc.                              Asst. Sec.
                                      Liberty Funds Group LLC              Asst. Sec.
                                      Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                      Liberty All-Star Equity Fund         Asst. Sec.
                                      Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Barron, Suzan M.      V.P.,           Liberty Trusts I through IX          Asst. Sec.
                      Asst.           Colonial High Income
                      Sec.,              Municipal Trust                   Asst. Sec.
                      Counsel         Colonial InterMarket Income
                                         Trust I                           Asst. Sec.
                                      Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                      Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                      Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                      AlphaTrade Inc.                      Asst. Clerk
                                      Liberty Funds Distributor,
                                         Inc.                              Asst. Clerk
                                      Liberty Financial Advisers,
                                         Inc.                              Asst. Sec.
                                      Liberty Funds Group LLC              Asst. Sec.
                                      Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                      Liberty All-Star Equity Fund         Asst. Sec.
                                      Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Barsketis, Ophelia     Sr.V.P.         Stein Roe & Farnham Incorporated     Snr. V.P.

Berliant, Allan        V.P.

Bissonnette, Michael   Sr.V.P.

Boatman, Bonny E.      Sr.V.P.;        Colonial Advisory Services,
                       IPC Mbr.           Inc.                              Exec. V.P.

Bunten, Walter         V.P.

Campbell, Kimberly     V.P.

Carnabucci,
  Dominick             V.P.

Carome, Kevin          Sr.V.P.;        Liberty Funds Distributor,
                       IPC Mbr.          Inc.                               Assistant Clerk
                                       Liberty Funds Group LLC              Sr. V.P.
                                       Stein Roe & Farnham
                                         Incorporated                       General Counsel

Carroll, Sheila A.     Sr.V.P.

Citrone, Frank         Sr.V.P.


Conlin, Nancy L.       Sr. V.P.;       Liberty Trusts I through IX          Secretary
                       Sec.; Clerk     Colonial High Income
                       IPC Mbr.;         Municipal Trust                    Secretary
                       Dir; Gen.       Colonial InterMarket Income
                       Counsel           Trust I                            Secretary
                                       Colonial Intermediate High
                                         Income Fund                        Secretary
                                       Colonial Investment Grade
                                         Municipal Trust                    Secretary
                                       Colonial Municipal Income
                                         Trust                              Secretary
                                       Liberty Funds Distributor,
                                         Inc.                               Dir.; Clerk
                                       Liberty Funds Services, Inc.         Clerk; Dir.
                                       Liberty Funds Group LLC              V.P.; Gen.
                                                                            Counsel and
                                                                            Secretary
                                       Liberty Variable Investment
                                         Trust                              Secretary

                                       Colonial Advisory Services,
                                         Inc.                              Dir.; Clerk
                                       AlphaTrade Inc.                     Dir.; Clerk
                                       Liberty Financial Advisors,
                                         Inc.                              Dir.; Sec.
                                       Liberty All-Star Equity Fund        Secretary
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Secretary

Connaughton,        V.P.               Liberty Trust I through VIII        CAO; Controller
  J. Kevin                             Liberty Variable Investment
                                         Trust                             CAO; Controller
                                       Colonial High Income
                                         Municipal Trust                   CAO; Controller
                                       Colonial Intermarket Income
                                         Trust I                           CAO; Controller
                                       Colonial Intermediate High
                                         Income Fund                       CAO; Controller
                                       Colonial Investment Grade
                                         Municipal Trust                   CAO; Controller
                                       Colonial Municipal Income
                                         Trust                             CAO; Controller
                                       Liberty All-Star Equity Fund        Controller
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Controller
                                       Liberty Trust IX                    Controller

Daniszewski,        V.P.
 Joseph J.

Dearborn, James     V.P.

Desilets, Marian H. V.P.               Liberty Funds Distributor,
                                         Inc.                              V.P.
                                       Liberty Trust I through IX          Asst. Sec.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Sec.
                                       Colonial Intermarket Income
                                         Trust I                           Asst. Sec.
                                       Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                       Colonial Investment Grade

                                         Municipal Trust                   Asst. Sec.
                                       Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                       Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                       Liberty All-Star Equity Fund        Asst. Sec.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

DiSilva-Begley,     V.P.               Colonial Advisory Services,         Compliance
  Linda             IPC Mbr.             Inc.                              Officer

Eckelman, Marilyn   Sr.V.P.

Ericson, Carl C.    Sr.V.P.            Colonial Intermediate High
                    IPC Mbr.             Income Fund                       V.P.
                                       Colonial Advisory Services,         Pres.; CEO
                                         Inc.                              and CIO

Evans, C. Frazier   Sr.V.P.            Liberty Funds Distributor,
                                         Inc.                              Mng. Director

Feloney, Joseph L.  V.P.               Colonial Advisory Services,
                    Asst. Treas.         Inc.                              Asst. Treas.
                                       Liberty Funds Group LLC             Asst. Treas.

Finnemore,          Sr.V.P.            Colonial Advisory Services,
  Leslie W.                              Inc.                              Sr. V.P.

Franklin,           Sr. V.P.           AlphaTrade Inc.                     President
  Fred J.           IPC Mbr.           Liberty Financial Companies,        Chief
                                         Inc.                              Compliance Ofcr

Garrison, William   V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Gibson, Stephen E.  Dir.; Pres.;       Liberty Funds Group LLC             Dir.;
                    CEO;                                                   Pres.; CEO;
                    Chairman of                                            Exec. Cmte.
                    the Board;                                             Mbr.; Chm.
                    IPC Mbr.           Liberty Funds Distributor,
                                         Inc.                              Dir.; Chm.
                                       Colonial Advisory Services,
                                         Inc.                              Dir.; Chm.

                                       Liberty Funds Services, Inc.        Dir.; Chm.
                                       AlphaTrade Inc.                     Dir.
                                       Liberty Trusts I through VIII       President
                                       Colonial High Income
                                         Municipal Trust                   President
                                       Colonial InterMarket Income
                                         Trust I                           President
                                       Colonial Intermediate High
                                         Income Fund                       President
                                       Colonial Investment Grade
                                         Municipal Trust                   President
                                       Colonial Municipal Income
                                         Trust                             President
                                       Liberty Financial Advisors,
                                         Inc.                              Director
                                       Stein Roe & Farnham
                                         Incorporated                      Asst. Chairman
                                       Liberty Variable Investment
                                         Trust                             President

Hanson, Loren       Sr. V.P.;
                    IPC Mbr.

Harasimowicz,       V.P.
 Stephen

Hartford, Brian     Sr.V.P.

Haynie, James P.    Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              Sr. V.P.

Held, Dorothy       V.P.

Hernon, Mary        V.P.

Hounsell, Clare     V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Iudice, Jr.         V.P.;              Liberty Funds Group LLC             Controller,
 Philip J.          Controller                                             CAO, Asst.


                    Asst.                                                  Treas.
                    Treasurer          Liberty Funds Distributor,          CFO,
                                         Inc.                              Treasurer
                                       Colonial Advisory Services,         Controller;
                                         Inc.                              Asst. Treas.
                                       AlphaTrade Inc.                     CFO, Treas.
                                       Liberty Financial Advisors,
                                         Inc.                              Asst. Treas.

Jacoby, Timothy J.  Sr. V.P.;          Liberty Funds Group LLC             V.P., Treasr.,
                    CFO;                                                   CFO
                    Treasurer          Liberty Trusts I through VIII       Treasr.,CFO
                                       Colonial High Income
                                         Municipal Trust                   Treasr.,CFO
                                       Colonial InterMarket Income
                                         Trust I                           Treasr.,CFO
                                       Colonial Intermediate High
                                         Income Fund                       Treasr.,CFO
                                       Colonial Investment Grade
                                         Municipal Trust                   Treasr.,CFO
                                       Colonial Municipal Income
                                         Trust                             Treasr.,CFO
                                       Colonial Advisory Services,
                                         Inc.                              CFO, Treasr.
                                       Liberty Financial Advisors,
                                         Inc.                              Treasurer
                                       Stein Roe & Farnham
                                         Incorporated                      Snr. V.P.
                                       Liberty Variable Investment
                                         Trust                             Treasurer, CFO
                                       Liberty All-Star Equity Fund        Treasurer
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Treasurer
                                       Liberty Trust IX                    Treasurer

Jansen, Deborah     Sr.V.P.            Stein Roe & Farnham
                                         Incorporated                      Sr. V.P.

Jersild, North      V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Johnson, Gordon     V.P.

Knudsen, Gail E.    V.P.               Liberty Trusts I through IX         Asst. Treas.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Treas.
                                       Colonial InterMarket Income
                                         Trust I                           Asst. Treas.
                                       Colonial Intermediate High
                                         Income Fund                       Asst. Treas.
                                       Colonial Investment Grade
                                         Municipal Trust                   Asst. Treas.
                                       Colonial Municipal Income
                                         Trust                             Asst. Treas.
                                       Liberty Variable Investment
                                         Trust                             Asst. Treas.
                                       Liberty All-Star Equity Fund        Asst. Treas.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Treas.
Lapointe, Thomas    V.P.

Lasman, Gary        V.P.

Lennon, John E.     Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.
Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William
   C., Jr.          Sr.V.P.

MacKinnon,
    Donald S.       Sr.V.P.

Marcus, Harold      V.P.

Muldoon, Robert     V.P.

Newman, Maureen     Sr.V.P.

O'Brien, David      Sr.V.P.

Ostrander, Laura    Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.
Palombo, Joseph R.  Dir.;              Colonial Advisory Services,
                    Exe.V.P.;            Inc.                              Dir.
                    IPC Mbr.;          Colonial High Income

                                         Municipal Trust                   V.P.
                                       Colonial InterMarket
                                         Income Trust I                    V.P.
                                       Colonial Intermediate High
                                         Income Fund                       V.P.
                                       Colonial Investment Grade
                                         Municipal Trust                   V.P.
                                       Colonial Municipal Income
                                         Trust                             V.P.
                                       Liberty Trusts I through IX         V.P.
                                       Liberty Funds Services, Inc.        Director
                                       Liberty Funds Group LLC             CAO; Ex. V.P.
                                       Liberty Funds Distributor,
                                         Inc.                              Director
                                       AlphaTrade Inc.                     Director
                                       Liberty Financial Advisors,
                                         Inc.                              Director
                                       Stein Roe & Farnham
                                         Incorporated                      Exec. V.P.
                                       Liberty Variable Investment
                                         Trust                             V.P.
                                       Liberty All-Star Equity Fund        V.P.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              V.P.

Peishoff, William   V.P.

Peterson, Ann T.    V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.
Pielech, Mitchell   V.P.

Pope, David         V.P.

Rao, Gita           Sr.V.P.

Reading, John       V.P.;              Liberty Funds Services, Inc.        Asst. Clerk
                    Asst.              Liberty Funds Group LLC             Asst. Sec.
                    Sec.;              Colonial Advisory Services,
                    Asst.                Inc.                              Asst. Clerk
                    Clerk and          Liberty Funds Distributor,
                    Counsel              Inc.                              Asst. Clerk
                                       AlphaTrade Inc.                     Asst. Clerk
                                       Liberty Trusts I through IX         Asst. Sec.
                                       Colonial High Income
                                         Municipal Trust                   Asst. Sec.
                                       Colonial InterMarket Income
                                         Trust I                           Asst. Sec.


                                       Colonial Intermediate High
                                         Income Fund                       Asst. Sec.
                                       Colonial Investment Grade
                                         Municipal Trust                   Asst. Sec.
                                       Colonial Municipal Income
                                         Trust                             Asst. Sec.
                                       Liberty Financial Advisors,
                                         Inc.                              Asst. Sec.
                                       Liberty Variable Investment
                                         Trust                             Asst. Sec.
                                       Liberty All-Star Equity Fund        Asst. Sec.
                                       Liberty All-Star Growth Fund,
                                         Inc.                              Asst. Sec.

Rega, Michael       V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Richards, Scott B.  Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              Sr.V.P.

Schermerhorn, Scott Sr. V.P.

Seibel, Sandra L.   V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Shields, Yvonne     V.P.               Stein Roe & Farnham
                                         Incorporated                      V.P.

Smalley, Gregg      V.P.

Spanos, Gregory J.  Sr. V.P.           Colonial Advisory Services,
                                         Inc.                              Exec. V.P.

Stevens, Richard    V.P.               Colonial Advisory Services,
                                         Inc.                              V.P.

Stoeckle, Mark      Sr.V.P.            Colonial Advisory Services,
                                         Inc.                              V.P.

Swayze, Gary        Sr.V.P.

Thomas, Ronald      V.P.

Wallace, John       V.P.               Colonial Advisory Services,
                    Asst.Treas.          Inc.                              Asst. Treas.
                                       Liberty Funds Group LLC             Asst. Treas.
Ware, Elizabeth M.  V.P.

Wiley, Christine    V.P.

Wiley, Peter        V.P.

-----------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.


Item 31.  Location of Accounts and Records

Registrant:           Colonial New York Insured Municipal Fund
                      One Financial Center
                      Boston, Massachusetts 02111-2621

Investment Advisor:   Colonial Management Associates, Inc.
                      One Financial Center
                      Boston, Massachusetts 02111-2621

Custodian:            The Chase Manhattan Bank
                      270 Park Avenue
                      New York, New York 10017-2070

Transfer Agent:       EquiServe
                      150 Royall Street
                      Canton, Massachusetts 02021

Item 32.  Management Services

          Not Applicable

Item 33.  Undertakings

          (1) The Registrant hereby undertakes to suspend the offering of its common shares of beneficial interest until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          (2) Not Applicable

          (3) Not Applicable

          (4) Not Applicable

          (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

              (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 4th day of November, 1999.


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND



                         By: /s/ STEPHEN E. GIBSON
                             ---------------------
                             Stephen E. Gibson
                             President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                    TITLE                         DATE
----------                    -----                         ----




/s/ STEPHEN E. GIBSON         President (chief              November 4, 1999
------------------------      executive officer)
Stephen E. Gibson





/s/ J. KEVIN CONNAUGHTON      Controller and Chief          November 4, 1999
------------------------      Accounting Officer
J. Kevin Connaughton





/s/ TIMOTHY J. JACOBY         Treasurer and Chief           November 4, 1999
------------------------      Financial Officer
Timothy J. Jacoby


ROBERT J. BIRNBAUM*             Trustee
-------------------
Robert J. Birnbaum


TOM BLEASDALE*                  Trustee
--------------
Tom Bleasdale


JOHN CARBERRY*                  Trustee
--------------
John Carberry


LORA S. COLLINS*                Trustee
----------------
Lora S. Collins


JAMES E. GRINNELL*              Trustee
------------------
James E. Grinnell


RICHARD W. LOWRY*               Trustee              By:*/s/ WILLIAM J. BALLOU
-----------------                                    --------------------------
Richard W. Lowry                                          William J. Ballou
                                                            Attorney-in-fact
                                                            For each Trustee
SALVATORE MACERA*               Trustee                     November 4, 1999
-----------------
Salvatore Macera


WILLIAM E. MAYER*               Trustee
-----------------
William E. Mayer


JAMES L. MOODY, JR. *           Trustee
---------------------
James L. Moody, Jr.


JOHN J. NEUHAUSER*              Trustee
------------------
John J. Neuhauser


THOMAS E. STITZEL*              Trustee
------------------
Thomas E. Stitzel


ROBERT L. SULLIVAN*             Trustee
-------------------
Robert L. Sullivan


ANNE-LEE VERVILLE*              Trustee
------------------
Anne-Lee Verville

                                  EXHIBIT INDEX


          None